Exhibit 10.6

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80(b)4, AND 240.24b-2

DRUG DEVELOPMENT AND LICENSE OPTION AGREEMENT

BETWEEN

ELI LILLY AND COMPANY

AND

ISIS PHARMACEUTICALS, INC.

December 2, 2009

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80(b)4, AND 240.24b-2

DRUG DEVELOPMENT AND LICENSE OPTION AGREEMENT

THIS DRUG DEVELOPMENT AND LICENSE OPTION AGREEMENT (the “Agreement”) executed on December 2, 2009 (the “Effective Date”), by and between ELI LILLY AND COMPANY, a corporation organized and existing under the laws of Indiana and its Affiliates (together, “Lilly”), and ISIS PHARMACEUTICALS, INC., a corporation organized and existing under the laws of Delaware and its Affiliates (together, “Isis”).

RECITALS

A.                                   Lilly and Isis are parties to the Second Amended and Restated Collaboration Agreement dated August 5, 2005 (the “Collaboration Agreement”) to identify, characterize and/or develop antisense oligonucleotides that modulate the expression of biological molecules and to characterize the effect of such modulation to validate gene targets for drug discovery, including antisense drug discovery;

B.                                     Under the Collaboration Agreement, the Parties conducted research and development on ASO Compounds directed against eIF-4E, which resulted in the development of the Product by Lilly;

C.                                     Lilly now wishes to return the eIF-4E Program, including the Product, to Isis so that Isis may continue developing the Product and the eIF-4E Program;

D.                                    In return, Isis will pay Lilly a technology transfer fee and royalties on the Product and will grant Lilly an option to later re-acquire a license to the eIF-4E Program, including the Product on certain pre-defined terms.

E.                                      Except for the return of the eIF-4E Program and the Product to Isis and related matters, this Agreement is not intended to modify or amend the Collaboration Agreement, which shall continue in effect following the execution of this Agreement.

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80(b)4, AND 240.24b-2

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the Parties agree as follows:

ARTICLE 1

DEFINITIONS; AMENDMENT AND RESTATEMENT

1.1                                 Definitions.  Capitalized terms used in this Agreement, whether in the singular or plural, have the meanings set forth in Schedule 1.1 which is attached hereto and made part of this Agreement, or as otherwise specifically defined in this Agreement.

ARTICLE 2

TERMINATION OF LILLY’S RIGHTS IN PRODUCT; TECHNOLOGY TRANSFER

2.1                                 Termination.  Lilly’s license and other rights under the Collaboration Agreement with respect to the eIF-4E Program and the Product are hereby terminated, and all rights granted to Lilly under the Collaboration Agreement with respect to the eIF-4E Program and to the Product are returned to Isis.  Except as specifically stated in this Agreement: (i) the Collaboration Agreement and any license granted to Lilly thereunder with respect to any ASO Compounds or ASO Products, in each case that are not the Product or part of the eIF-4E Program, will remain in full force and effect, and (ii) neither Lilly nor Isis will have any further obligation with respect to the eIF4E Program or the Product.

2.2                                 Patent Assignment. Lilly hereby assigns and transfers, to Isis, all of Lilly’s rights, title, and interests in and to the Lilly Product Patents.  Simultaneously with the execution of this Agreement, Lilly will execute and deliver a confirmatory assignment relating to all Lilly Product Patents, in the form of the assignment attached hereto as Schedule D.

2.3                                 Transfer of Records. Lilly and Isis will, promptly following the Effective Date, agree to and complete an appropriate process for transfer of information under Lilly’s control (subject to receipt of any necessary Third Party consents) relating to the eIF-4E Program and the Product that will include, to the extent practicable and reasonably useful to Isis,  (a) all batch records related to the Product, including but not limited to corresponding release data; (b) toxicity and pharmacokinetic data and reports related to the Product; (c) pharmacology data and reports related to the Product; (d) Product characterization data, (e) Product stability data; (f) any other records, including, but not limited to, raw data or interim or final reports, related to the Product; and (h) all Regulatory Documents, in each case that are in the possession of Lilly or its Affiliates, or, to the extent Lilly controls the same, any Third Party engaged by Lilly or any of its Affiliates.  Lilly will use its good faith efforts to complete such transfer within [***] days following the Effective Date.  Lilly may retain copies of all such materials for archival purposes.

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80(b)4, AND 240.24b-2

ARTICLE 3

DEVELOPMENT AND COMMERCIALIZATION; REPORTING

3.1                                 Phase I Study.  Lilly, [***], will use its commercially reasonable efforts to promptly complete the Ongoing Phase I Study, including but not limited to completing patient follow-up, data collection, data analyses, summary reports and final reports.  Lilly will transfer to Isis the results generated under the Ongoing Phase I Study promptly after they become available to Lilly from the Third Party vendor assembling such data and reports, including, but not limited to, raw data, interim and final reports in a manner consistent with Section 2.3.  Lilly will use its good faith efforts to (i) send Isis the raw data collected by Lilly (in the format collected by Lilly) from such Phase I Study within [***] days following the locking of the primary database for such study, and (ii) send Isis the clinical summary reports for such Phase I Study within [***] days following the locking of the primary database for such study. Except for as provided in Article 4, Lilly shall have no obligation to conduct any other development activities with respect to the eIF-4E Program or the Product.

3.2                                 Development and Commercialization.

3.2.1                        Except for Lilly’s obligation to complete the Ongoing Phase I Study as set forth in Section 3.1 above, Isis will be solely responsible (without obligation except as set forth in Section 3.2.2) for all development and commercialization activities relating to the Product and the eIF-4E Program; provided, Isis will not be required to assume any contracts or obligations Lilly has with a Third Party related to the Product. Within [***] days following the Effective Date, Isis shall notify Lilly of any Third Party contracts Isis desires to assume.  Lilly will use its good faith efforts to assist Isis in assuming such contracts, but will not be obligated to pay any money or incur any continuing obligation under such contracts.  Lilly shall be free to terminate any contract that Isis does not assume. Lilly will cooperate with Isis to assign (or otherwise transfer responsibility) under any Regulatory Document that is necessary for Isis to conduct the activities described in this Section 3.2; provided, Lilly will use its good faith efforts to transfer to Isis ownership of the IND for the Product by [***]. Thereafter, Isis will have the sole right and responsibility for the preparation of any regulatory filings required in order to conduct clinical trials on the Product in the Territory, together with the preparation of suitable applications for marketing approval in the Territory and will be the owner and party of record of all such regulatory filings.  All protocols for clinical trials conducted by Isis prior to the exercise or expiration of the Lilly option provided for in Section 5.1 shall be approved by the applicable Institutional Review Board and submitted to the applicable Regulatory Authority.

3.2.2                        Isis will use its commercially reasonable efforts to conduct at [***]; provided, Isis may discontinue such development (and will not be required to conduct [***] for the Product) if at any time Isis in good faith believes that continuing such development (i) is not warranted because the Product has not demonstrated [***], or (ii) would pose an unacceptable risk or threat of harm in humans; or (iii) would violate any applicable law, ethical principles, or principles of scientific integrity.

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80(b)4, AND 240.24b-2

3.3                                 Progress Reports.  Isis will provide Lilly with [***] written reports describing in reasonable detail the research, development and commercialization activities by Isis for the Product conducted in the previous [***]. In addition, Isis will provide Lilly a copy of the final study report for any clinical studies of the Product within [***] days of the date the same becomes available to Isis.

3.4                                 Compliance.  All studies done under this Agreement will be carried out in compliance with any applicable laws, regulations, or guidelines governing the conduct of research at the site where such studies are being conducted.  All animals involved in studies under this Agreement will be provided humane care and treatment in accordance with generally acceptable current veterinary practices.

ARTICLE 4

MANUFACTURING AND SUPPLY

4.1                                 Supply of Existing Material.   To the extent the same is available to Lilly from its existing supplies of manufactured material, Lilly will supply Isis with up to [***] of the existing API for the Product which was produced in accordance with cGMP and is located at Lilly’s facilities as of the Effective Date (“Lilly API”).  Isis agrees to purchase the Lilly API, on the terms set forth in this ARTICLE 4.  Lilly will endeavor to [***] on or before [***] (the “[***]”).  Lilly will perform the [***] in accordance with the [***] attached hereto as Schedule E (the “[***]”).  Lilly will use good faith efforts to update the [***] within [***] days of the Effective Date to include a [***] timeline for the [***], including a [***].  Lilly will update Isis, every [***] (or on a [***] basis if mutually agreed by the Parties’ quality groups) regarding Lilly’s progress in performing the [***], and Lilly will immediately notify Isis if Lilly decides to [***].  Notwithstanding the foregoing, Isis, at its election, will not be required to purchase the material from Lilly if (i) Lilly has not [***], or if Lilly notifies Isis that Lilly [***], which Lilly may do if Lilly in good faith concludes that [***]; or (ii) less than [***] grams of API for the Product is [***]. Lilly makes no representation or warranty that any particular quantity of the Lilly API will be available or that any of Lilly API will [***].

4.2                                 Transfer of other Information.  Lilly will also use its good faith efforts to provide any existing information and documentation on such Lilly API within Lilly’s control (and subject to receipt of any necessary Third Party consents) that is requested by Isis and that is required by, or useful to, regulatory authorities at [***] to Isis, including, but not limited to: summaries of [***] and all [***] records for the Lilly API, the information specified in the [***], as well as Lilly’s [***] for the Product; provided, however, that Lilly will not be required to create any such documentation for Isis, unless otherwise agreed by the Parties.  Lilly will also use its good faith efforts to assist Isis in obtaining information controlled by the manufacturer (the “Lilly CMO”) of the Lilly API; and in obtaining the right to [***] of the Lilly CMO.  Except as explicitly provided as part of the [***], Isis acknowledges that the Lilly API is provided “AS IS,” without any warranty of any kind,

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80(b)4, AND 240.24b-2

express or implied, including any warranty of merchantability or fitness for a particular purpose.

4.3                                 Lilly API Price.  Isis will pay Lilly US$[***] per gram (inclusive of all shipping, freight and other delivery charges, the “API Price”) for the Lilly API; provided, that if [***] does not occur by [***], then the API Price will automatically [***] at the rate of [***] per gram for each [***] day period between the date of the [***] and the [***].  In addition, if Lilly does not complete the [***] by [***], then Isis will have the rights further set forth in [***] of this Agreement and, if applicable [***] of the Form License Agreement.

4.4                                 [***].  If, in Isis’ reasonable opinion, differences in the [***] in the Lilly API cause Isis to [***], Isis may [***] the [***] of the [***] against the [***] of the [***].  Additionally, if Isis reasonably believes it is necessary to [***] the [***] to comply with applicable law or satisfy the requirements of any Regulatory Authority, and such [***] consents to the same, Isis may also offset [***] of each [***] against the [***] of the [***].  If Isis is entitled to an [***] under this Section 4.4, but the [***] amount of the [***] for the [***] is less than the amount Isis is [***] to [***] under this Section 4.4, then, at Isis’ written election, Lilly will [***] to Isis an [***]of the [***] Isis [***] that is equal to the [***]. In no event, however, will Lilly be obligated to [***] an [***] greater than $[***].  Isis will provide Lilly with reasonable documentation regarding any [***] Isis [***] under this Section 4.4.

4.5.          Isis Manufacturing Arrangements.  Isis shall include in any agreement between Isis and a Third Party relating to manufacturing process development or manufacture of Product appropriate provisions to ensure that Isis retains ownership of and access to all manufacturing know-how or other intellectual property, with the right to transfer the same to Lilly without cost to Lilly in the event Lilly exercises its option to acquire rights to the Product.  Isis shall ensure that any such agreements, to the extent they would extend beyond the date on which Lilly may exercise its option, are [***] at [***] by Lilly without [***], and do not contain any terms that would [***] Lilly’s efforts to manufacture Product following exercise of the Lilly option.

ARTICLE 5

LILLY OPTION

5.1                                 Grant of Option.  Subject to the terms and conditions of this Agreement, Isis hereby grants to Lilly an exclusive (except as permitted by Section 6.1) option to obtain an exclusive, royalty-bearing license, to develop, make, use, import, offer for sale and sell the Product, and the ASO Compounds in the eIF4-E Program on the terms and conditions set forth in the form of license agreement attached hereto as Schedule A (the “Form License Agreement”).  During the term of Lilly’s option under this Section 5.1, Isis shall not grant any rights in the Product, the ASO Compounds or the eIF4-E Program to any other person that would be inconsistent with Lilly’s right to exercise such option.

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80(b)4, AND 240.24b-2

5.2                                 Exercise of Option.

5.2.1              Lilly’s option under Section 5.1 with respect to Products that would require Lilly to pay a license fee and milestones at Tier 1 Rates under the Form License Agreement is exercisable at any time before the earlier of (a) [***] for the Product; and (b) the [***], in accordance with ARTICLE 6 below.  Lilly’s option under Section 5.1 that would require Lilly to pay a license fee and milestones at Tier 2 Rates or Tier 3 Rates under the Form License Agreement is exercisable after Isis has [***] of its planned [***] for the Product, but before the earlier of (y) the [***] for the Product; and (z) the [***], in accordance with ARTICLE 6 below.  Isis will provide Lilly at least [***] days advance written notice of the Phase III Study Initiation for the Product.  Isis will provide Lilly with written notice promptly following the date Isis has [***] of its planned [***] for the Product.

5.2.2              Prior to exercising its option, Lilly may, upon [***] days prior notice to Isis, have access to all available information regarding the Product, and the eIF-4E Program and access to Isis personnel so that Lilly conduct a reasonable and customary due diligence investigation; provided, such diligence is part of Lilly’s good faith consideration of whether to exercise its option, and such diligence has been approved in accordance with Lilly’s normal due diligence sanction procedures.  Lilly may exercise the option granted pursuant to this ARTICLE 5 by providing written notice to Isis prior to the option’s expiration.  The date that Isis timely receives such notice will be deemed the “Option Exercise Notice Date.”  The Form License Agreement will be deemed granted to Lilly on the Option Exercise Notice Date.

5.3                                 Automatic Termination.  Except as set forth in Section 5.4 below, If Lilly fails to timely exercise its option prior to the earlier of (a) the [***] for the Product; and (b) the [***], in accordance with ARTICLE 6 below, then the option granted under this ARTICLE 5 will automatically expire and terminate.

5.4           Substitute Option.  In the event (i) Isis discontinues development of Product [***], (ii) Lilly has not previously exercised its option with respect to Product, and (iii) within [***] years after the date on which Isis discontinues development of Product, Isis initiates human clinical trials of any other ASO Compound targeting the eIF-4E mechanism, Lilly shall have the option to acquire a license to such other ASO Compound upon the same terms as were applicable to Lilly’s option to acquire the Product.

ARTICLE 6
LILLY RIGHT OF FIRST NEGOTIATION

6.1                                 Notwithstanding Section 5.1 above, once (a) Isis has publicly disclosed the data or a summary of the results of [***] for the Product; and (b) Isis has complied with the terms and conditions of the Lilly Right of First Negotiation set forth below in this ARTICLE 6, then Isis may execute a license with a development and commercialization partner for the Product and the eIF-4E Program.

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80(b)4, AND 240.24b-2

6.2                                 Lilly’s Right of First Negotiation.  Isis hereby grants to Lilly a right of first negotiation (the “Lilly Right of First Negotiation”) to obtain from Isis an exclusive, worldwide, license to develop and commercialize the eIF4-E Program, including the Product according to the provisions set forth in this ARTICLE 6.

6.3                                 Once Isis has publicly disclosed the data or a summary of the results [***] for the Product, and if Isis intends to [***] of the Product, Isis will so notify Lilly in writing (the “Isis Notification”).  The Isis Notification will include summaries of preclinical, toxicological and available clinical data and patent information of the level of detail included in a Clinical Investigators Brochure.  All information contained in the Isis Notification or provided pursuant to the due diligence investigation contemplated by the next sentence will be considered Confidential Information of Isis and subject to ARTICLE 8 and will be used by Lilly solely for the purpose of evaluating its interest in exercising its rights under this ARTICLE 6. After receipt of the Isis Notification, Lilly may, upon [***] days prior notice to Isis, have access to [***] available information regarding the Product and access to Isis personnel so that Lilly conduct a customary due diligence investigation.

6.4                                 Within [***] days after receipt of the Isis Notification (the “Lilly Response Period”), Lilly will either (i) notify Isis that Lilly is interested in the Product, including a written proposal of the terms that Lilly intends to form the basis of a final agreement for the development and commercialization of the Product (a “Lilly Expression of Interest”); or (ii) exercise its Product option to the extent permitted under ARTICLE 5 above; or (iii) notify Isis that Lilly has no interest in the development and commercialization of the Product.

6.5                                 If Lilly provides Isis with a Lilly Expression of Interest prior to the termination of the Lilly Response Period, then the Parties will negotiate exclusively in good faith reasonable terms that are intended to form the basis of a final agreement for a period of up to [***] days from the date of Lilly’s Expression of Interest.

6.6                                 If, (i) Lilly fails to provide Isis with a Lilly Expression of Interest or exercise its option prior to the termination of the Lilly Response Period; or (ii) Lilly notifies Isis that Lilly has no interest in the development and commercialization of the Product; or (iii) despite good faith negotiations, Lilly and Isis are unable to reach an agreement by the [***] day following Isis’ receipt of a Lilly Expression of Interest; then, in each case, Isis will thereafter be free to develop the Product on its own or execute a license with an alternative partners with respect to the development and commercialization of the Product; provided, however, that in the event of (iii) of this Section 6.6, then Lilly shall have a period of [***] days following the [***] day in which to exercise its option.  If during such period Lilly does not exercise its option, then Isis may, subject to Section 6.9,  seek an alternative partner, and where Isis intends to execute a license with an alternative partner, the following provisions will apply:

6.6.1                              milestone payments and upfront license fees offered by any Third Party and accepted by Isis for the Product must exceed (on a net present value basis) those set forth in the Lilly’s last written proposal by [***] percent ([***]%).  The discount rate for the net present value calculation will be the prime rate published in the Wall Street Journal (print or Internet addition) at the time of negotiation plus [***] percent ([***]%).  For the

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CONFIDENTIAL TREATMENT REQUESTED

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purpose of calculating net present value under this Section 6.6 the following timing definitions will apply: (i) Phase III Study Initiation will be considered to begin [***] years after the [***] Study Initiation; (ii) Registration Submission will be considered to occur [***] years from Phase III Study Initiation; and (iii) First Commercial Sale will be considered to occur [***] year after Registration submission.

6.6.2                              Royalty rates offered by any Third Party must equal or exceed [***]% multiplied by the royalty rate set forth in the last written terms offered by Lilly.

6.6.3.                           All other terms and conditions of the third party offer, taken as a whole, are not materially worse than those terms and conditions offered by Lilly.

6.7                                 Isis will [***] the terms of any such proposed Third Party agreement to [***], and in the event that Lilly in good faith disputes that such terms meet the requirements of Section 6.6, then an independent Third Party with the requisite expertise, selected by the Parties, will make such determination.  The expense of such independent Third Party will be shared equally by the Parties.  In the event that any Third Party terms include non-monetary consideration (e.g., licensing of patent rights), then such independent Third Party will value such non-monetary consideration as well as any other terms offered by such Third Party and decide whether as a whole the Third Party offer exceeds the Lilly offer as set forth above.

6.8                                 If a Third Party offer for the Isis Product exceeds the last written terms offered by Lilly by the guidelines outlined in Section 6.6 and is accepted by Isis, Lilly will still be entitled to receive from Isis the running royalty in accordance with Section 7.2 below.  .

6.9                                 If Lilly provides Isis with a timely Lilly Expression of Interest, pursuant to Section 6.5, but Isis does not enter into an agreement with Lilly or reach a mutually agreed-upon term sheet that represents a [***] from a Third Party approved by an officer of the company of such Third Party with respect to the development and commercialization of the Product pursuant to the provisions of Section 6.6 on or before the date Isis publicly announces [***] or a [***] of [***] of a [***] for the Product (i.e. where Isis has not previously publicly announced any [***] from such [***]), then the Lilly Right of First Negotiation with respect to such Product will be revived.  For purposes of clarity, if the Lilly Right of First Negotiation is not revived under this Section 6.9 because there was a mutually agreed-upon term sheet that represents a [***] from a Third Party approved by an officer of the company of such Third Party, then, if the transaction contemplated by such term sheet is later abandoned by Isis and such Third Party, then the Lilly Right of First Negotiation will be revived following the date of such abandonment.

6.10                           Notwithstanding the other provisions of this ARTICLE 6, the Lilly Right of First Negotiation will automatically expire and terminate upon the exercise or expiration of Lilly’s option under ARTICLE 5.

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CONFIDENTIAL TREATMENT REQUESTED

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ARTICLE 7
PAYMENTS AND ACCOUNTING

7.1                                 Technology Access Fee.  In consideration for the patent assignment and technology transfer set forth in Sections 2.2 and 2.3 above, Isis will pay Lilly $[***] within 5 business days following the Effective Date.

7.2                                 Royalties.  Isis will pay to Lilly a royalty equal to [***]% of the Net Sales of the Product by Isis, its Affiliates or Licensees, on a country-by-country basis from the date of the First Commercial Sale of the Product in such country until the expiration of the last to expire claim within the Product Patents that Covers the [***] of [***] or [***] of [***] of such Product in such country.  Notwithstanding the foregoing, if Lilly does not complete the [***] by [***], then Isis will not be required to pay royalties on the Net Sales of the Product by Isis its Affiliates or Licensees that occur during the first [***] months following the First Commercial Sale of the Product.

7.3                                 Third Party Royalty Obligations.  Isis shall be responsible for payment of all third party royalty and other financial obligations with respect to sales of Product under any present or future license arrangements, unless such obligations were created by Lilly.

7.4                                 Accounting Reports; Payment of Royalty.  Isis (including its Affiliates) and its Licensees under the Product Patents will keep complete and accurate books and records which may be necessary to ascertain properly and to verify the payments owed hereunder.  Isis will make royalty payments to Lilly for Products sold by Isis, its Affiliates and Licensees during the Calendar Quarter within ninety (90) days of the last day of that Calendar Quarter.  Each royalty payment will be accompanied by a written report for that Calendar Quarter showing the Net Sales of the Product sold by Isis, worldwide during the quarterly reporting period and the calculation of the royalties payable under this Agreement.

7.5                                 Audits.  Upon Lilly’s written request, and not more than once in each Calendar Year, Isis will permit Lilly’s independent certified public accountant to have access during normal business hours to such of Isis’ records as may be reasonably necessary to verify the accuracy of the royalty reports hereunder for the current year and the preceding [***] years prior to the date of such request.  Lilly will submit an audit plan, including audit scope, to Isis for Isis’ approval, which will not be unreasonably withheld, prior to audit implementation.  The independent certified public accountants will keep confidential any information obtained during such inspection and will report to Lilly only the amounts of Net Sales and royalties due and payable.  Upon the expiration of [***] years following the end of any Calendar Year, the calculation of royalties payable with respect to such year will be binding and conclusive upon Lilly, and Isis and its Affiliates and Licensees will be released from any liability or accountability with respect to royalties for such year.  If such accounting firm concludes that additional royalties were owed, or that Isis overpaid royalties, during such period, Isis will pay the additional royalties, or Lilly will return any overpaid royalties, within ninety (90) days of the date Lilly delivers to Isis such accounting firm’s written report.  The fees charged by such accounting firm will be paid by Lilly unless the additional royalties owed by Isis exceed [***] percent ([***]%) of the royalties paid for the royalty period subject to the audit, in which case Isis will pay the reasonable fees of the accounting firm.  Isis will include in each license granted by it under the Product Patents a provision requiring the Licensee to make [***] to Isis, to [***] and [***] records of sales made pursuant to such license and to [***] to such records by a mutually agreed upon [***] to the same extent

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required of Isis under this Agreement.  Lilly will treat all financial information subject to review under this Section 7.5 or under any license agreement in accordance with the confidentiality provisions of this Agreement, and will cause its accounting firm to enter into an acceptable confidentiality agreement with Isis obligating such firm to retain all such financial information in confidence pursuant to such confidentiality agreement.

7.6                                 Payment.  All payments to Lilly under this Agreement will be made in United States Dollars by bank wire transfer in next day available funds to such bank account in the United States designated in writing by Lilly from time to time. Isis will pay a late payment service charge of [***]% per month (or the highest amount allowed by law, if lower than [***]%) on all past-due amounts owed by Isis under this Agreement.

7.7                                 Income Tax Withholding.  Lilly will be responsible for its own tax liabilities resulting from the payments received from Isis under this Agreement.  If laws, rules or regulations require withholding of income taxes or other taxes imposed upon payments set forth in this ARTICLE 7, Isis will make such withholding payments as required and subtract such withholding payments from the payments set forth in this ARTICLE 7.  Isis will submit appropriate proof of payment of the withholding taxes to Lilly within a reasonable period of time.

ARTICLE 8

CONFIDENTIALITY

8.1                                 Nondisclosure and Nonuse Obligations.  All Confidential Information disclosed by one Party to the other Party hereunder will be maintained in confidence and will not be disclosed to any Third Party or used for any purpose except as expressly permitted herein without the prior written consent of the other Party.

8.2                                 Permitted Disclosure of Confidential Information.  Notwithstanding Section 8.1, a Party may disclose Confidential Information of the other Party as follows:

8.2.1                        to appropriate U.S. and/or foreign tax authorities, appropriate patent agencies in order to obtain Patent Rights pursuant to this Agreement, appropriate Regulatory Authorities to gain approval to conduct clinical trials or to market Products pursuant to this Agreement, but such disclosure, may be only to the extent reasonably necessary to obtain such Patent Rights, authorizations or approvals;

8.2.2                        if required by any governmental authority other than under Section 8.2.1, provided that prior to such disclosure, the Party subject to the request for such disclosure (the “Notifying Party”) promptly notifies the other Party of such requirement so that such other Party may seek a protective order or other appropriate remedy; and provided, further, that in the event that no such protective order or other remedy is obtained, or that such other Party waives compliance with this ARTICLE 8, the Notifying Party will furnish only that portion of the other Party’s Confidential Information that it is advised by counsel it is legally required to furnish and will exercise all reasonable efforts to obtain reasonable assurance that

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confidential treatment will be accorded the other Party’s Confidential Information so furnished;

8.2.3                        by a Party to its permitted Licensees, agents, consultants, Affiliates and/or other Third Parties for the research and development, manufacturing and/or marketing of the Product (or for such Parties to determine their interest in performing such activities) in accordance with this Agreement on the condition that such Affiliates and Third Parties agree to be bound by the confidentiality and non-use obligations contained in this Agreement; or

8.2.4                        if required to be disclosed by law or court order, provided that notice is promptly delivered to the non-disclosing Party in order to provide an opportunity to challenge or limit the disclosure obligations.

ARTICLE 9

DISCLAIMERS, REPRESENTATIONS, WARRANTIES AND INDEMNIFICATIONS

9.1                                 Lilly Representations and Warranties.  Lilly represents and warrants to Isis as follows:

9.1.1                        Corporate Existence and Authority.  As of the Effective Date, Lilly:  (a) is a corporation duly organized, validly existing and in good standing under the laws of the state in which it is incorporated; (b) has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement, including the right to grant the patent assignments and transfer the technology hereunder; (c) has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; (d) has taken all necessary corporate action on its part required to authorize the execution and delivery of the Agreement and the performance of its obligations hereunder; and (e) has delivered an Agreement that has been duly executed and constitutes a legal, valid, binding obligation of Lilly and is enforceable against it in accordance with its terms;

9.1.2                        Patents, Prior Art.  As of the Effective Date and to the best of Lilly’ knowledge, it has the sufficient legal and/or beneficial title and ownership under the Lilly Product Patents as is necessary to grant the patent assignments to Isis pursuant to this Agreement;

9.1.3                        Absence of Litigation, Infringement, Misappropriation.  As of the Effective Date and to the best of Lilly’ knowledge, there is no pending litigation against Lilly (nor has Lilly received any written communication) which alleges that Lilly’ activities in developing the Product have or would infringe or misappropriate any intellectual property rights of any Third Party;

9.1.4                        Third Party Obligations.  As of the Effective Date, Lilly is not a party to an agreement with a Third Party that requires the payment of any royalty or other financial obligations with respect to sales of Product;

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80(b)4, AND 240.24b-2

9.1.5                        Compliance with Laws.  In carrying out its work under this Agreement, all Lilly work will be carried out in compliance with any applicable laws including, without limitation, federal, state, or local laws, regulations, or guidelines governing the work at the site where such work is being conducted.  Moreover, Lilly will carry out all work under this Agreement in accordance with current Good Laboratory Practices, Good Clinical Practices, and Good Manufacturing Practices, if applicable based on the specific work to be conducted;

9.1.6                        No Debarment.  Lilly will comply at all times with the provisions of the Generic Drug Enforcement Act of 1992 and will upon request certify in writing to Isis that none of its employees nor any person who developed the Product on Lilly’s behalf have been debarred under the provisions of such Act;

9.1.7                        Lilly Patents.  To the best of Lilly’ knowledge, Lilly does not control any Patent (other than the Lilly Product Patents) that would be infringed by making, using or selling the Product in any country.

9.1.8                        No Warranty of Validity or Non-Infringement. Notwithstanding any provision of this Agreement to the contrary, Lilly makes no representation or warranty that any of the Lilly Product Patents is valid or that development or sale of the Product would not infringe the rights of any other person.

9.2                                 Isis Representations and Warranties.  Isis represents and warrants to Lilly as follows:

9.2.1                        Corporate Existence and Authority.  As of the Effective Date, Isis:  (a) is a corporation duly organized, validly existing and in good standing under the laws of the state in which it is incorporated; (b) has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement; (c) has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; (d) has taken all necessary corporate action on its part required to authorize the execution and delivery of the Agreement and the performance of its obligations hereunder; and (e) has delivered an Agreement that has been duly executed and constitutes a legal, valid, binding obligation of Isis and is enforceable against it in accordance with its terms;

9.2.2                        Employee Obligations.  All Isis personnel who will conduct research under this Agreement have legal obligations requiring assignment to Isis of all inventions made in the course of and as a result of their association with Isis and obligating the individual to maintain as confidential the confidential information of Isis, as well as the confidential information of Lilly which Isis may receive;

9.2.3                        Compliance with Laws.  In carrying out its work under this Agreement, all Isis work will be carried out in compliance with any applicable laws including, without limitation, federal, state, or local laws, regulations, or guidelines governing the work at the site where such work is being conducted.  Moreover, Isis will develop and commercialize the Product under this Agreement in accordance with current Good Laboratory Practices, Good

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CONFIDENTIAL TREATMENT REQUESTED

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Clinical Practices, Good Manufacturing Practices, if applicable based on the specific work to be conducted;

9.2.4                        No Debarment.  Isis will comply at all times with the provisions of the Generic Drug Enforcement Act of 1992 and will upon request certify in writing to Lilly that none of its employees nor any person providing services to Isis in connection with the development or commercialization of the Product have been debarred under the provisions of such Act; and

9.2.5                        Licenses.  Isis has not taken nor will it take any action which would, in Isis’s good faith judgment, interfere with any obligations of Isis set forth in this Agreement, including but not limited to the obligation to grant Lilly the licenses and options described in ARTICLEs 5 and 6.

9.3                                 Disclaimer.  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY TO THE OTHER PARTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.  Without limiting the generality of the foregoing, each Party expressly does not warrant (a) the success of any Product; or (b) the safety for any purpose of the technology it provides hereunder.

9.4                                 Responsibility and Control.  Lilly and Isis will each be solely responsible for the safety of their respective employees, agents, licensees or (sub)licensees with respect to efforts employed under this Agreement and each will hold the other harmless with regard to any liability for damages or personal injuries resulting from acts of its respective employees, agents, or (sub)licensees in accordance with the indemnification provision set forth in Sections 9.5 through 9.7.

9.5                                 Lilly’ Right to Indemnification.  Isis will indemnify each of Lilly, its Affiliates, permitted successors and assigns, and the directors, officers, employees, agents and counsel thereof (the “Lilly Indemnitees”), and defend and hold each Lilly Indemnitee harmless from and against any and all liabilities, damages, losses, settlements, claims, actions, suits, penalties, fines, costs or expenses (including, without limitation reasonable attorneys’ fees) (any of the foregoing, “Damages”) incurred by or asserted against any Lilly Indemnitee of whatever kind or nature, including, without limitation, any claim or liability based upon negligence, warranty, strict liability, or violation of government regulation but only to the extent arising from or occurring as a result of a claim or demand made by a Third Party (a “Third Party Claim”) against any Lilly Indemnitee arising because of: (a) breach of any representation or warranty made by Isis pursuant to this ARTICLE 9; (b) any material breach of this Agreement by Isis; (c) the manufacture, use, handling, storage, sale or other disposition of the Product that is sold or provided by Isis, its Affiliates, agents or Licensee; and/or (d) violation of the trade secrets of any Third Party by Isis; except, in each such case in subparagraphs (a) through (d) above, to the extent that such Damages are finally determined to have resulted from the negligence or misconduct of an Lilly Indemnitee, or the breach of any representation or warranty under Section 9.1 by Lilly.

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80(b)4, AND 240.24b-2

9.6                                 Isis’s Right to Indemnification.  Lilly will indemnify each of Isis, its Affiliates, Licensees, successors and assigns, and the directors, officers, employees, agents and counsel thereof (the “Isis Indemnitees”), and defend and hold each Isis Indemnitee harmless from and against any and all Damages incurred by or asserted against any Isis Indemnitee of whatever kind or nature, including, without limitation, any claim or liability based upon negligence, warranty, strict liability, violation of government regulation but only to the extent arising from or occurring as a result of a Third Party Claim against any Isis Indemnitee arising because of: (a) breach of any representation or warranty made by Lilly pursuant to this Article 9; (b) any material breach of this Agreement by Lilly; and/or (c)  violation of the trade secrets of any Third Party by Lilly; except, in each such case, in subparagraphs (a) through (c) above, to the extent that such Damages are finally determined to have resulted from the negligence or misconduct of a Isis Indemnitee, or the breach of any representation or warranty under Section 9.2 by Isis.

9.7                                 Indemnification Procedures.  Promptly after a Party entitled to indemnification under Section 9.5 or 9.6 (an “Indemnitee”) receives notice of any pending or threatened claim against it (an “Action”), such Indemnitee will give written notice to the Party to whom the Indemnitee is entitled to look for indemnification pursuant to Section 9.5 or 9.6, as applicable (the “Indemnifying Party”), of the commencement thereof, provided that the failure so to notify the Indemnifying Party will not relieve it of any liability that it may have to any Indemnitee hereunder, except to the extent the Indemnifying Party demonstrates that it is prejudiced thereby.  In case any Action that is subject to indemnification under this ARTICLE 9, will be brought against an Indemnitee and it will give written notice to the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate therein and, if it so desires, to assume the defense thereof with counsel reasonably satisfactory to such Indemnitee and, after notice from the Indemnifying Party to the Indemnitee of its election to assume the defense thereof, the Indemnifying Party will not be liable to such Indemnitee under this ARTICLE 9 for any fees of other counsel or any other expenses, in each case subsequently incurred by such Indemnitee in connection with the defense thereof, other than reasonable costs of investigation.  Notwithstanding an Indemnifying Party’s election to assume the defense of any such Action that is subject to indemnification under this ARTICLE 9, the Indemnitee will have the right to employ separate counsel and to participate in the defense of such Action, and the Indemnifying Party will bear the reasonable fees, costs and expenses of such separate counsel if:  (i) the use of counsel chosen by the Indemnifying Party to represent the Indemnitee would present such counsel with a conflict of interest; or (ii) the actual or potential defendants in, or targets of, any such Action include both the Indemnifying Party and the Indemnitee, and the Indemnitee will have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party will not have the right to assume the defense of such Action on the Indemnitee’s behalf); or (iii) the Indemnifying Party will not have employed counsel satisfactory to the Indemnitee to represent the Indemnitee within a reasonable time after notice of the institution of such Action; or (iv) the Indemnifying Party will authorize the Indemnitee to employ separate counsel at the Indemnifying Party’s expense.  If an Indemnifying Party assumes the defense of such Action, no compromise or settlement thereof may be effected by the Indemnifying Party without the Indemnitee’s written consent, which consent will not be unreasonably withheld or delayed, unless (1) there

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CONFIDENTIAL TREATMENT REQUESTED

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is no finding or admission of any violation of law or any violation of the rights of any other Party and no effect on any other claims that may be made against the Indemnitee and (2) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party.

ARTICLE 10

INTELLECTUAL PROPERTY

10.1                           Patent Filing and Prosecution.  Isis (at its own expense) will be responsible for preparing, filing, prosecuting, maintaining and taking such other actions as are reasonably necessary or appropriate with respect to the Product Patents.  Isis will keep Lilly continuously informed of all significant matters relating to the preparation, filing, prosecution and maintenance of the Product Patents. In the event Isis proposes to abandon the prosecution or maintenance of any Product Patent, it shall notify Lilly at least [***] days in advance and allow Lilly to assume the prosecution and maintenance of such patent at Lilly’s expense.

10.2                           Patent Term Extensions.  The Parties will cooperate with each other in gaining patent term extension wherever applicable to any Product.  The Party selling such Product will determine which patents will be extended.  All filings for such extension will be made by the Party to whom the patent is assigned; provided, however, that in the event that the Party to whom the patent is assigned elects not to file for an extension, such Party will (i) inform the other Party of its intention not to file; (ii) grant the other Party the right to file for such extension; and (iii) cooperate as necessary to assist the other Party in filing such extension.

10.3                           Notice of Certification.  Isis and Lilly each will immediately upon receiving notice give notice to the other of any certification filed under the U.S. “Drug Price Competition and Patent Term Restoration Act of 1984” claiming that (a) Product Patent Covering the Product, is invalid or that any infringement will not arise from the manufacture, use, sale, offer for sale or import of any product by a Third Party.

10.4                           Notice of Infringement Claim.  If the development or commercialization of a Product under this Agreement results in a claim against a Party for patent infringement or for inducing or contributing to patent infringement (“Infringement Claim”), the Party first having notice of an Infringement Claim will promptly notify the other in writing.  The notice will set forth the facts of the Infringement Claim in reasonable detail.

10.5                           Responsibilities.  Isis will have the sole right to control any defense of any Infringement Claim involving alleged infringement of Third Party rights by Isis’ activities at its own expense and by counsel of its own choice, and Lilly will have the right, at its own expense, to be represented in any such action by counsel of its own choice.  Lilly will have the sole right to control any defense of any Infringement Claim involving alleged infringement of Third Party rights by Lilly’s activities at its own expense and by counsel of its own choice, and Isis will have the right, at its own expense, to be represented in any such action by counsel of its own choice.  Notwithstanding the foregoing, if the claim involves an allegation of a violation of the trade secret rights of a Third Party, the Party accused of such

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80(b)4, AND 240.24b-2

violation will have the obligation to defend against such claim and will indemnify the other Party against all costs associated with such claim in accordance with Sections 9.5 through 9.7, as applicable.  Lilly will not settle any patent infringement litigation under this Section 10.5 relating to any Product Patents without Isis’ consent.  Isis will not settle any patent infringement litigation under this Section 10.5 relating to any Product Patents without Lilly’s consent, if such settlement would materially impair the rights granted to Lilly under Section 5.1, or would impose an obligation on Lilly.  Each Party will also keep the other Party continually informed of all significant matters relating to Infringement Claims of Third Parties.

10.6                           Infringement Claims Against Third Parties.

10.6.1                  Notice of Infringement.  If any Product Patent is infringed or misappropriated, as the case may be, by a Third Party, the Party to this Agreement first having knowledge of such infringement or misappropriation, will promptly notify the other in writing.  The notice will set forth the facts of such infringement or misappropriation in reasonable detail.  Isis will have the primary right, but not the obligation, to institute, prosecute, and control any action or proceeding with respect to infringement or misappropriation of such Product Patent by its own counsel.  Lilly will have the right, at its own expense, to be represented in such action by its own counsel.  Except as otherwise agreed to by the Parties in writing as part of a cost-sharing arrangement, any recovery realized as a result of such litigation, after reimbursement of any litigation expenses of Lilly and Isis, will be retained by Isis, except that any recovery realized by Isis as a result of such litigation, after reimbursement of the Parties’ litigation expenses, will, to the extent attributable to [***] or be treated as [***] of Products by Isis.

10.6.2                  Expenses of Bringing Infringement Action.  Isis will bear the costs and expenses of all infringement or misappropriation actions asserted against a Third Party on Product Patents.

ARTICLE 11

TERM AND TERMINATION

11.1                           Term of Agreement.  This Agreement will commence on the Effective Date and will continue until no payments are due or are capable of becoming due hereunder, unless the Agreement is terminated earlier. All licenses granted hereunder that are in effect at expiration of this Agreement will be deemed fully paid-up and perpetual, except as provided otherwise by this Agreement.

11.2                           Termination for Breach.  Either Party may terminate this Agreement by notice to the other Party at any time during the term of this Agreement if the other Party is in breach of any material obligations hereunder and has not cured such breach within [***] days after notice requesting cure of the breach or such longer period of time as is required to cure such breach as long as the breaching Party is proceeding in good faith to cure; provided, however, that in any case when a breach is alleged regarding the payment of money hereunder, the time period will be [***] days and undisputed amounts must be paid prior to

16

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80(b)4, AND 240.24b-2

such time to avoid breach.  Upon material breach by a Party of its obligations hereunder, if the non-breaching Party decides not to terminate this Agreement, such Party will have the right to [***] any [***] it may incur as a result of curing such breach [***] the amounts [***] to the [***] for the performance of [***].  Further, to the extent that a Party prevails in a lawsuit brought against the other Party for material breach of this Agreement, such prevailing Party will be entitled to collect from the other Party reasonable attorneys’ fees and legal costs incurred in connection with such law suit. If the non-breaching Party terminates this Agreement under Section 11.2 following material breach by the breaching Party, the breaching Party will return to the non-breaching Party all of the non-breaching Party’s Confidential Information and all materials received from the non-breaching Party during the Agreement, and the breaching Party will cease all use of the non-breaching Party’s Confidential Information and materials received from the non-breaching Party for any purpose except as provided in Sections 11.6, and except that the breaching Party may (1) keep a copy of all documents for record keeping purposes only and (2) keep and use any Confidential Information and materials received from the non-breaching Party that are necessary for the breaching Party to exercise those of its rights and fulfill those of its obligations that survive the termination of this Agreement.

11.3                           Termination Upon Insolvency.  Either Party may terminate this Agreement upon notice to the other should the other Party become insolvent or file or consent to the filing of a petition under any bankruptcy or insolvency law or have any such petition filed against it which has not been stayed within sixty (60) days of such filing.  During the term of this Agreement, all rights and options or licenses granted under or pursuant to this Agreement by Isis or Lilly are, and will otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code.  The Parties agree that, during the term of this Agreement, the Parties, as licensees of such rights under this Agreement, will retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code.  The Parties further agree that, in the event of the commencement of a bankruptcy proceeding-by or against either Party under the U.S. Bankruptcy Code, the Party hereto that is not a party to such proceeding will be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and same, if not already in their possession, will be promptly delivered to them (i) upon any such commencement of a bankruptcy proceeding upon their written request therefor, unless the Party subject to such proceeding elects to continue to perform all of its obligations under this Agreement; or (ii) if not delivered under (i) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the non-subject Party.

11.4                           Effect of Termination Due to Isis Breach or Insolvency.  If Lilly terminates the Agreement based on material breach by or insolvency of Isis, then:

11.4.1                  Solely in the event Isis materially breaches its obligation under [***] (or termination by Lilly under Section 11.3 before Isis has met its obligation under [***]), the option granted by Isis to Lilly pursuant to ARTICLE 5 prior to such termination, will survive, but the [***] and the amount of each [***] that would otherwise be payable under

17

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80(b)4, AND 240.24b-2

the Form License Agreement upon exercise of the option shall be reduced by [***] percent ([***]%);

11.4.2                  Isis’s payment obligations set forth in ARTICLE 7 will continue; provided, however, that the amounts of the payments will be increased to reflect the nature of Isis’s breach and the damages caused thereby by amounts to be agreed upon by the Parties or, if the Parties are unable to reach agreement, by an independent Third Party with the requisite expertise selected by the Parties, the expense of which will be borne by Isis;

11.4.3                  Any license granted by Isis to Third Party under the Product Patent Rights will continue in full force and effect but the right to collect and receive the royalties under ARTICLE 7 will be assigned by Isis to Lilly, and Isis will provide Lilly with complete and accurate copies of the relevant portions of the license agreement within thirty (30) days following the effective date of such termination;

11.5                           Effect of Termination Due to Lilly Breach or Insolvency.  If Isis terminates the Agreement based on material breach by or insolvency of Lilly, then:

11.5.1                  The assignment and technology transfer granted by Lilly to Isis pursuant to Sections 2.2 and 2.3 will survive;

11.5.2                  Lilly’s option and Right of First Negotiation granted by Isis pursuant to ARTICLE 5 and 6 will terminate;

11.5.3                  Isis’ payment obligations set forth in ARTICLE 7 will continue, provided, however, that the amounts of the payments will be decreased to reflect the nature of Lilly’s breach and the damages caused thereby by amounts to be agreed upon by the Parties or, if the Parties are unable to reach agreement, by an independent Third Party with the requisite expertise selected by the Parties, the expense of which will be borne by Lilly;

11.6                           Accrued Rights/Surviving Obligations.  Except as expressly provided in this Agreement, expiration or termination of this Agreement will not relieve the Parties of any obligation that accrued prior to such expiration or termination, and Isis will be obligated to pay and will pay to Lilly, within [***] days of such expiration or termination, all payments and royalties due or accrued pursuant to the terms of ARTICLE 7.  Upon expiration or early termination of this Agreement, all rights and obligations of the Parties will cease, except as follows:

11.6.1                  The obligations to pay royalties and other sums accruing hereunder up to the date of termination or expiration will survive;

11.6.2                  The obligations of confidentiality set forth in ARTICLE 8 will survive any expiration or termination of this Agreement for a period of five (5) years;

11.6.3                  The obligations for record keeping and accounting reports set forth in ARTICLE 7 will survive for so long as Products are sold.  At such time after termination or expiration of this Agreement when sales or other dispositions of Products have ceased, Isis will render a final report along with any royalty payment due;

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80(b)4, AND 240.24b-2

11.6.4                  The termination under Section 2.1 will survive any termination or expiration of the Agreement;

11.6.5                  Lilly and Isis’ rights to inspect books and records as described in ARTICLE 7 will survive;

11.6.6                  The obligations of defense and indemnity set forth in ARTICLE 9 will survive;

11.6.7                  Any cause of action or claim of Lilly or Isis accrued or to accrue because of any breach or default by the other Party hereunder will survive; and

11.6.8                  All other terms, provisions, representations, rights and obligations contained in this Agreement that are intended to survive as specifically set forth elsewhere in this Agreement will survive.

11.7                           Limitation of Liability.  No Party will be liable to another for indirect, incidental, consequential or special damages, including but not limited to lost profits, arising from or relating to any breach of this Agreement, regardless of any notice of the possibility of such damages.  Nothing in this Section is intended to limit or restrict the indemnification rights or obligations of any Party under ARTICLE 9.

ARTICLE 12

PUBLICITY

12.1                           Press Release.  Upon execution of this Agreement, the Parties shall issue a joint press release announcing the existence of this Agreement in a form and substance agreed to in writing by the Parties.

12.2                           Disclosure of Agreement.  Neither Party to this Agreement may release any information to any Third Party regarding the terms or existence of this Agreement or the reasons for any termination hereof, without the prior written consent of the other Party.  Without limitation, this prohibition applies to press releases, educational and scientific conferences, quarterly investor updates, promotional materials, governmental filings and discussions with public officials, the media, security analysts and investors.  However, this provision does not apply to any disclosures regarding this Agreement or related information to regulatory agencies such as the FDA or Federal Trade Commission and/or Department of Justice for such disclosures which may be required by law, including requests for a copy of this Agreement or related information by tax authorities.  If any Party to this Agreement determines a release of information regarding the existence or terms of this Agreement is required by law (including releases a may be required to be filed through the Securities Exchange Commission or other government agency), that Party will notify the other Party as soon as practicable and give as much detail as possible in relation to the disclosure required.  The Parties will then cooperate with respect to determining what information should actually be released.  The Parties hereby agree that release of a press release upon complete execution of this Agreement is appropriate and such press release will be mutually agreed upon by the Parties.

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80(b)4, AND 240.24b-2

12.3         Use of Names, Logos or Symbols.  No Party hereto will use the name, trademarks, logos, physical likeness, employee names or owner symbol of any other Party for any purpose, including, without limitation, private or public securities placements, without the prior written consent of the affected Party, such consent not to be unreasonably withheld or delayed so long as such use of name is limited to objective statements of fact, rather than for endorsement purposes.  Nothing contained herein will be construed as granting either Party any rights or license to use any of the other Party’s trademarks or tradenames without separate, express written permission of the owner of such trademark or tradename.

12.4         Publication. Lilly shall have the right to publish the results of the Ongoing Phase I Study; provided, Lilly will coordinate such publication with Isis, including giving Isis at least 5 Business Days in advance of such proposed public disclosure to review and comment on such publication. Isis may publish, present or otherwise disclose results regarding the Product to the public at its sole discretion; provided, however, so long as Lilly’s option under ARTICLE 5 has not expired or terminated, Isis will share with Lilly any press release or other similar public communication made by Isis that is related to a Product’s efficacy or safety data and/or results at least 5 Business Days in advance of such proposed public disclosure.  Unless Lilly exercises its option under ARTICLE 5, Lilly will not publicly present or otherwise disclose results regarding the Product without obtaining Isis’ prior written consent, such consent not to be unreasonably withheld.

ARTICLE 13

MISCELLANEOUS

13.1         Force Majeure.  No Party will be held liable or responsible to the other Party nor be deemed to have defaulted under or breached the Agreement for failure or delay in fulfilling or performing any term of the Agreement (except payment obligations) when such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party including, but not limited to, fire, flood, earthquake, embargo, war, acts of war or terrorism (whether war be declared or not), insurrection, riot, civil commotion, strike, lockout or other labor disturbance, act of God or act, omission or delay in acting by any governmental authority or the other Party.  The affected Party will notify the other Party of such force majeure circumstances as soon as reasonably practical.

13.2         Assignment.  This Agreement may not be assigned or otherwise transferred, nor, except as expressly provided hereunder, may any right or obligations hereunder be assigned or transferred, by a Party without the written consent of the other Party; provided, however, that either Party may, without such consent, assign the Agreement and its rights and obligations hereunder to (i) any wholly-owned subsidiary in a manner such that the assignor (if it continues as a separate entity) will remain liable and responsible for the performance and observance of all its duties and obligations hereunder; and (ii)  to any successor by merger or sale of substantially all of its business unit to which this Agreement relates, or in the event of its merger or consolidation or change in control or similar transaction.  Lilly may also assign or transfer its rights to receive fees, royalties and milestones under this Agreement (but no liabilities) without Isis consent, to a Third Party in connection with a payment factoring transaction. This Agreement will be binding upon the permitted successors

20

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80(b)4, AND 240.24b-2

and permitted assigns of the Parties.  Any assignment not in accordance with this Section 13.2 will be void.

13.3         Severability.  In the event that any of the provisions contained in this Agreement are held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affect the substantive rights of the Parties.  The Parties will replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s), which, insofar as practical, implement the purposes of this Agreement.

13.4         Notices.  All notices or other communications which are required or permitted hereunder will be in writing and deemed to be effective (a) on the date of delivery if delivered in person and written confirmation of delivery is provided; or (b) on the date sent by facsimile or other electronic transmission, provided such receipt is verified; or (c) on the day following date of deposit with an overnight courier if a receipt confirming delivery by overnight courier is provided; or (d) three days after mailing if mailed by first-class certified mail, postage paid, to the respective addresses given below, or to another address as it will designate by written notice given to the other Party.

if to Isis, to:

Isis Pharmaceuticals, Inc.

1896 Rutherford Road

Carlsbad, CA 92008

Attention:          Chief Operating Officer

with a copy to:

Attention:          General Counsel

if to Lilly, to:

Eli Lilly and Company

Lilly Corporate Center

Indianapolis, IN 46285

Attention:          Group Vice President, Lilly Research Laboratories

with a copy to:

Attention:          General Patent Counsel

13.5         Dispute Resolution.  In the event of any controversy or claim arising from or relating to any provision of this Agreement, or any term or condition hereof, or the performance by a Party of its obligations hereunder, or its construction or its actual or alleged breach, the Parties will try to settle their differences amicably between themselves.

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80(b)4, AND 240.24b-2

13.6         Choice of Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York and the United States without reference to any rules of conflict of laws.

13.7         Entire Agreement.  This Agreement (including all Schedules hereto), constitute the entire agreement between the Parties with respect to the subject matter hereof, and supersedes all previous arrangement with respect to the subject matter hereof, whether written or oral.  Any amendment or modification to this Agreement will be made in writing signed by both Parties.

13.8         Headings.  The captions to the several Articles and Sections hereof are not a part of the Agreement, but are merely guides or labels to assist in locating and reading the several Articles and Sections hereof.

13.9         Independent Contractors.  It is expressly agreed that the Parties will be independent contractors and that the relationship between the Parties will not constitute a partnership, joint venture or agency.  No Party will have the authority to make any statements, representations or commitments of any kind, or to take any action, which will be binding on the other Parties, without the prior consent of such other Parties.

13.10       Further Actions.  Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of the Agreement.

13.11       Waiver.  The waiver by a Party hereto of any right hereunder or the failure to perform or of a breach by another Party will not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise.

13.12       Jointly Prepared.  This Agreement has been prepared jointly and will not be strictly construed against either Party.

13.13       Counterparts.  This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

[THIS SPACE INTENTIONALLY LEFT BLANK]

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CONFIDENTIAL TREATMENT REQUESTED

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

ELI LILLY AND COMPANY		ISIS PHARMACEUTICALS, INC.

By:	/s/ Steven Paul	By:	/s/ B. Lynne Parshall
Dr. Steven Paul		B. Lynne Parshall
Executive Vice President		Chief Operating Officer and
LRL		Chief Financial Officer

[SIGNATURE PAGE TO DEVELOPMENT AND LICENSE AGREEMENT]

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80(b)4, AND 240.24b-2

List of Schedules

Schedule 1.1	Definitions

Schedule A	Form of License Agreement

Schedule B	Lilly Product Patents as of the Effective Date

Schedule C	Isis Product Patents as of the Effective Date

Schedule D	Form of Patent Assignment

Schedule E	[***] Plan

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80(b)4, AND 240.24b-2

SCHEDULE 1.1

DEFINITIONS

“Affiliate” means any person, organization, corporation or other business entity that controls, directly or indirectly, the power to direct, or cause the direction of, the management and policies of another person, organization, corporation or entity, whether through the ownership of voting securities or by contract or court order or otherwise.  For purposes of this definition, an entity will be deemed to control another entity if it owns or controls, directly or indirectly, at least fifty percent (50%) of the outstanding stock or other voting rights entitled to elect directors or their equivalent of such other entity.  Regulus Therapeutics Inc., will not be considered an Affiliate of Isis.

“ASO Compound” means an [***].

“Calendar Quarter” will mean the respective three month periods ending on March 31, June 30, September 30, or December 31 for so long as the Agreement is in effect.

“Calendar Year” will mean each successive twelve month period commencing on January 1 and ending on December 31 for so long as the Agreement is in effect.

“cGMP” means U.S. current Good Manufacturing Practices regulations.

“Collaboration Agreement” has the meaning set forth in Recital A of this Agreement.

“Confidential Information” means any and all inventions, know-any, and data and will include, without limitation, information relating to research and development plans, experiments, results and plans, compounds, therapeutic leads, candidates and products, clinical and preclinical data, trade secrets and manufacturing, marketing, financial, regulatory, personnel and other business information and plans, all scientific, clinical, regulatory, marketing, financial and commercial information or data, all whether communicated in writing, orally or by any other means, and which is provided by one Party to the other Party in connection with this Agreement.  Confidential Information will not include information that:

(a)           is known by the receiving Party at the time of its receipt, and not through a prior disclosure by the disclosing Party, as documented by written records; or

(b)           is properly in the public domain through no fault of the receiving Party; or

(c)           is subsequently disclosed to the receiving Party by a Third Party who may lawfully do so and is not under an obligation of confidentiality to the disclosing Party; or

(d)           is developed by the receiving Party independently of Confidential Information received from the other Party, as documented by written records.

“Control” or “Controlled” means with respect to any intellectual property right, that the Party owns or has a license to such intellectual property right and has the ability to grant access,

1.1-1

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80(b)4, AND 240.24b-2

a license, or a sublicense to such intellectual property right to the other Party as provided for in this Agreement without violating an agreement with, or infringing any rights of, a Third Party as of the time the Party would be first required under this Agreement to grant the other Party such access, license or sublicense.

“Cover” (including variations thereof such as “Covering”, “Covered”, and “Coverage”) means that the manufacture, use, import, offer for sale or sale of a Product would infringe a Valid Claim; provided, with respect to a process or manufacturing patent, that such a Valid Claim therein effectively precludes a Third Party from manufacturing, using, importing, offering for sale, or selling such Product.  The determination of whether a Product is Covered by a particular Valid Claim will be made on a country-by-country basis.  A Valid Claim will be deemed to provide effective preclusion hereunder where (i) there is no competing product being marketed; or (ii) if a product is being marketed by a competitor, it infringes the Valid Claim (including any period in which, and provided that, the Valid Claim is being litigated).

“Effective Date” has the meaning given to it in the preamble of this Agreement.

“eIF-4E” means eukaryotic initiation factor-4E (Entrez Gene ID: 1977).

“eIF-4E Program” means [***] eIF-4E [***] eIF-4E [***] eIF-4E Program.

“FDA” means the United States Food and Drug Administration or any successor agency having the administrative authority to regulate the approval for marketing of new human pharmaceutical or biological therapeutic products in the United States.

“First Commercial Sale” means with respect to any Product the first sale to a Third Party by Isis, its Affiliates or Licensees under the Product Patent.  First Commercial Sale will not include transfer of reasonable quantities of any free samples of a Product or reasonable quantities of Product solely for development purposes, such as for use in experimental studies or clinical trials.

“[***]” means (1) the [***] of the Lilly API by Lilly’s [***], including but not limited to (i) a [***] containing the [***] for each lot of Lilly API, and [***] that each such lot of Lilly API [***] to the applicable [***] set forth in the [***] of the [***] for the Product; (ii) a [***] of [***] that the Lilly API was made [***] and the process defined in the [***] for the Lilly API; and (iii) copies of documents detailing any [***] from any [***] then in effect, in each case such documents to be delivered to Isis’ VP, Development Chemistry and Manufacturing; and (2) shipment of the Lilly API to Isis’ VP, Development Chemistry and Manufacturing in accordance with applicable product specifications for the Lilly API.

“IND” means an Investigational New Drug application as defined in 21 C.F.R. 312 and any versions thereof governing the FDA as may be amended from time to time.

“Initiate” means with respect to a clinical study, the dosing of the first patient in such study.

“Institutional Review Board” means an Institutional Review Board as defined in 21 C.F.R. 56 as may be amended from time to time, or its applicable foreign equivalent.

1.1-2

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80(b)4, AND 240.24b-2

“Isis Product Patents” means the Patent Rights listed on Schedule C, and all Patent Rights issuing therefrom.

“Know-How” means all tangible or intangible know-how, inventions (whether patentable or not), discoveries, processes, formulas, data, clinical and preclinical results, non-patented inventions, trade secrets, and any physical, chemical, or biological material or any replication of any such material in whole or in part.

“Licensee” means a Third Party to which Isis has granted a license under the Product Patents to develop and commercialize the Product.

“Lilly Product Patents” means the Patent Rights listed on Schedule B, and all Patent Rights issuing therefrom.

“Lilly Right of First Negotiation” has the meaning set forth in Section 6.2.

“Major Market Country” means the United States, Japan, Germany, the United Kingdom, France, Spain or Italy.

“NDA” means a new drug application or other application filed with the FDA to obtain approval for marketing a Product in the United States, or any future equivalent process.

“Net Sales” means, with respect to a Product, the gross amount invoiced by a Party, its Affiliates or Licensees thereof to unrelated Third Parties, excluding any Licensee, for the Product, less:

(a)           Trade, quantity and cash discounts allowed;

(b)           Commissions, discounts, refunds, rebates, chargebacks, retroactive price adjustments, and any other allowances which effectively reduce the net selling price;

(c)           Product returns and allowances;

(d)           That portion of the value associated with the cost of the drug delivery systems;

(e)           Any tax imposed on the production, sale, delivery or use of the Product, including, without limitation, sales, use, excise or value added taxes;

(f)            Allowance for distribution expenses; and

(g)           Any other similar and customary deductions.

Net Sales will be calculated in U.S. Dollars.  Such amounts will be determined from the books and records of a Party, its Affiliate or Licensee, maintained in accordance with U.S. Generally Accepted Accounting Principles or, in the case of Licensees, such similar accounting principles, consistently applied.  Each Party further agrees in determining such amounts, it will use its then current standard procedures and methodology, including its then current standard

1.1-3

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80(b)4, AND 240.24b-2

exchange rate methodology for the translation of foreign currency sales into U.S. Dollars or, in the case of Licensees, such similar methodology, consistently applied.

Net Sales excludes:

(i)            The transfer of reasonable and customary quantities of free samples of Product(s) and the transfer of Product(s) as clinical trial materials, other than for subsequent resale;

(ii)           Sales or transfers of Product(s) among a Party and its Affiliates unless the receiving Party is the consumer or user of the Product(s); and

(ii)           Use by a Party or its Affiliates or Licensees of Product for any use connected with the securing of regulatory approval or validating of a manufacturing process or the obtaining of other necessary marketing approvals for Product (unless such Product is subsequently sold).

In the event that the Product(s) is sold as part of a Combination Product (where “Combination Product” means any pharmaceutical product which comprises the Product(s) and at least one other active compound(s) and/or ingredients), the Net Sales of the Product(s), for the purposes of determining royalty payments, will be determined by multiplying the Net Sales of Combination Product (as defined in the standard Net Sales definition) by the fraction, A / (A+B) where A is the weighted average sale price of the Product(s) when sold separately in finished form, and B is the weighted average sale price of the other product(s) sold separately in finished form.

In the event that the weighted average sale price of the Product(s) can be determined but the weighted average sale price of the other product(s) cannot be determined, Net Sales for purposes of determining royalty payments will be calculated by multiplying the Net Sales of the Combination Product by the fraction A / C where A is the weighted average sale price of the Product(s) when sold separately in finished form and C is the weighted average selling price of the Combination Product.  In the event that the weighted average sale price of the other product(s) can be determined but the weighted average sale price of the Product cannot be determined, Net Sales for purposes of determining royalty payments will be calculated by multiplying the Net Sales of the Combination Product by the following formula:  one (1) minus B / C where B is the weighted average sale price of the other product(s) when sold separately in finished form and C is the weighted average selling price of the Combination Product.  In the event that the weighted average sale price of both the Product(s) and the other product(s) in the Combination Product cannot be determined, the Parties will attempt to agree on an appropriate weighted average sale price of both the Product(s) and the other product(s) in the Combination Product, and lacking such agreement the Net Sales of the Product(s) will be deemed to be equal to fifty percent (50%) of the Net Sales of the Combination Product.

The weighted average sale price for a Product, other product(s), or Combination Product will be calculated once each Calendar Year and such price will be used during all applicable royalty reporting periods for the entire Calendar Year.  When determining the weighted average sale price of a Product, other product(s), or Combination Product, the weighted average sale price will be calculated by dividing the sales dollars (translated into U.S. Dollars) by the units of active ingredient sold during the twelve (12) months (or the number of months sold in a partial

1.1-4

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80(b)4, AND 240.24b-2

Calendar Year) for the respective Product(s), other product(s), or Combination Product.  In the initial Calendar Year, a forecasted weighted average sale price will be used for Product(s), other product(s), or Combination Product.  Any over or under payment due to a difference between forecasted and actual weighted average sale prices will be paid or credited in the first royalty payment of the following Calendar Year.

“Ongoing Phase I Study” means the Lilly Phase I clinical study of the Product, which study is identified internally by the code [***].

“Patent Rights” means: (a) patent applications (including provisional applications and applications for certificates of invention); (b) any patents issuing from such patent applications (including certificates of invention); (c) all patents and patent applications based on, corresponding to, or claiming the priority date(s) of any of the foregoing; (d) any reissues, substitutions, confirmations, registrations, validations, re-examinations, additions, continuations, continued prosecutions, continuations-in-part, or divisions of or to any of the foregoing; and (e) term extension or other governmental action which provide exclusive rights beyond the original patent expiration date.

“Phase II Study” means a human clinical trial conducted on a series of patients with the same type of cancer, in each case where the protocol for such phase II study was approved by the applicable Institutional Review Board.

“Phase II Study Initiation” means the dosing of the first patient in the first human clinical trial conducted on a series of patients with the same type and stage of cancer.

“Phase III Study Initiation” means the dosing of the first patient in the first human clinical trial conducted in patients and designed to establish Product safety and efficacy and required to obtain clinical registration of a product with health regulatory authorities such as the FDA.

“Product” means (i) the compound known as LY2275796; and (ii) any preparation in final form for sale by prescription, over-the-counter or any other method for any indication, including human or animal use, which contains LY2275796.

“Product Patents” means the Isis Product Patents and the Lilly Product Patents.

“Registration” means (a) in the United States, approval by the FDA of an NDA, or similar application for marketing approval, and satisfaction of any related applicable FDA registration and notification requirements (if any); and (b) in any Major Market Country other than the United States, approval by regulatory authorities having jurisdiction over such country of a single application or set of applications comparable to an NDA and satisfaction of any related applicable regulatory and notification requirements, if any, together with any other approval necessary to make and sell pharmaceuticals and medical devices commercially in such country.

“Registration Submission” means (a) in the United States, acceptance by the FDA of the filing of an NDA, or similar application for marketing approval, for the Product, and (b) in any Major Market Country other than the United States, the filing with the applicable Regulatory

1.1-5

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80(b)4, AND 240.24b-2

Authorities having jurisdiction over such country of a single application or set of applications comparable to an NDA for the Product.

“Regulatory Authority” means any applicable government entities regulating or otherwise exercising authority with respect to the development and commercialization of the Product.

“Regulatory Documentation”  means all applications, registrations, licenses, authorizations and approvals (including all regulatory approvals), all correspondence submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority), all supporting documents and all clinical studies and tests, including the manufacturing batch records, relating to the Product, and all data contained in any of the foregoing, including all regulatory drug lists, advertising and promotion documents, adverse event files and complaint files.

“Territory” means the entire world.

“Third Party” means any Party other than Isis or Lilly and their respective Affiliates.

“Valid Claim” means any claim in an issued and unexpired patent which has not been held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction following exhaustion of all possible appeal processes and which has not been admitted to be invalid or unenforceable through reissue, reexamination or disclaimer, or otherwise.

1.1-6

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80(b)4, AND 240.24b-2

Schedule A

Form of License Agreement

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80(b)4, AND 240.24b-2

Schedule B

Lilly Product Patents as of the Effective Date

[***]

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80(b)4, AND 240.24b-2

Schedule C

Isis Product Patents as of the Effective Date

[***]

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80(b)4, AND 240.24b-2

Schedule D

Form of Patent Assignment

WHEREAS, Eli Lilly and Company (“Assignor”), a Indiana corporation with an address of Lilly Corporate Center, Indianapolis, IN 46285, is the owner of all rights, title, and interests in and to the patents and patent applications shown on the attached Exhibit 1 (the “Patents”); and

WHEREAS, Isis Pharmaceuticals, Inc. (“Assignee”), a Delaware corporation with an address of 1896 Rutherford Road, Carlsbad, California 92008, desires to acquire the entire right, title, and interest in and to the Patents and all the inventions and discoveries disclosed in the Patents (the “Inventions”);

NOW THEREFORE, be it known that effective as of [    ], 2009, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby sells, assigns, transfers, and sets over unto Assignee (1) the entire right, title, and interest in all countries throughout the world in and to said Patents and Inventions, including any renewals, revivals, reissues, reexaminations, extensions, continuations, continuations-in-part, and divisions of said Patents and any substitute applications therefor; (2) the entire right to file patent applications (“New Applications”) in the name of Assignee or its designee, or in the name of Assignor at Assignee’s or its designee’s election, on the aforesaid Inventions in all countries of the world; (3) the entire right, title, and interest in and to any patent which issued and may issue on the Inventions in any country, and any renewals, revivals, reissues, reexaminations, and extensions thereof, and any patents of confirmation, registration, and importation of the same; (4) the right to sue and recover for, and the right to profits or damages due or accrued in connection with, any and all past, present, or future infringements of the Patents and Inventions; and (5) the entire right, title, and interest in all convention and treaty rights of all kinds, including without limitation all rights of priority in any country of the world, in and to the above Patents and Inventions;

AND, Assignor hereby authorizes and requests the competent authorities to grant and to issue any and all patents on the Inventions throughout the world to Assignee, its successors, or assigns, whose rights, title, and interests in such patents are the same as would have been held and enjoyed by Assignor had this assignment, sale, and transfer not been made.

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CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80(b)4, AND 240.24b-2

Schedule E

[***]

FORM OF LICENSE AGREEMENT UNDER DEVELOPMENT AND LICENSE AGREEMENT DATED DECEMBER 2, 2009

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80(b)4, AND 240.24b-2

DEVELOPMENT AND LICENSE AGREEMENT

BETWEEN

ELI LILLY AND COMPANY

AND

ISIS PHARMACEUTICALS, INC.

DEVELOPMENT AND LICENSE AGREEMENT

THIS DEVELOPMENT AND LICENSE AGREEMENT (the “Agreement”) executed on                (the “Effective Date”), by and between ELI LILLY AND COMPANY, a corporation organized and existing under the laws of Indiana and its Affiliates (together “Lilly”), and ISIS PHARMACEUTICALS, INC., a corporation organized and existing under the laws of Delaware, and its affiliates (together “Isis”).

RECITALS

A.            Isis and Lilly have collaborated to discover and develop the Product;

B.            Lilly has expertise in the research, manufacturing, development, distribution and sale of pharmaceutical products for human and animal use;

C.            Isis and Lilly are parties to the Drug Development and License Option Agreement dated December 2, 2009 (the “License Option Agreement”) pursuant to which Isis granted Lilly the option to acquire the Product;

D.            On                        (the “Option Exercise Date”) Lilly exercised its option under the License Option Agreement; and

E.             Lilly wishes to obtain, and Isis wishes to grant, an exclusive license to enable Lilly to develop and commercialize the Product on its own.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the Parties agree as follows:

ARTICLE 1

DEFINITIONS; OPTION AGREEMENT TERMINATED

1.1           Definitions.  Capitalized terms used in this Agreement, whether in the singular or plural, have the meanings set forth in Schedule 1.1 which is attached hereto and made part of this Agreement, or as otherwise specifically defined in this Agreement.

1.2           Termination of Option Agreement.  The License Option Agreement is hereby terminated and replaced by this Agreement in its entirety.  For purposes of clarification, such termination and replacement will not negate the effect of Section 2.1 of the License Option Agreement.

ARTICLE 2

PRODUCT DEVELOPMENT AND COMMERCIALIZTION

2.1           Development and Commercialization.  As soon as practicable after the Effective Date, the parties will mutually agree upon and implement a commercially reasonable transition plan pursuant to which further development and commercialization activities will be transitioned from Isis to Lilly. The transition plan will provide for transfer to Lilly of relevant data and records, ownership of regulatory filings, and transition of Third Party arrangements (e.g., manufacturing, CRO and similar agreements), and a process for sharing class specific safety data related to the Product. Isis will not be entitled to any compensation or reimbursement for the costs of the first [***] hours of its personnel incurred in transitioning activities to Lilly. Lilly will reimburse Isis for its reasonable direct Third Party costs incurred in connection with transition activities.  If Isis and Lilly agree that Isis will continue some of the development of the Product, Isis and Lilly will agree upon a plan and budget to reimburse Isis for such development activities.  Following transition of activities to Lilly, Lilly will be solely responsible for all development and commercialization of the Product, including toxicology, clinical development (including taking over and becoming the IND sponsor of all clinical trials that are ongoing as of the Effective Date), regulatory, manufacturing and commercialization efforts, except as agreed otherwise by the Parties.  Lilly and its Sublicensees will have the sole right and responsibility for the preparation of any regulatory filings required in order to conduct clinical trials on Product in the Territory, together with the preparation of suitable applications for marketing approval in the Territory and will be the owner and party of record of all such regulatory filings.  Isis will cooperate with Lilly, at Lilly’s expense, as Lilly reasonably requires in preparing such regulatory filings including, without limitation, any and all data contained therein.

ARTICLE 3

PRODUCT LICENSE

3.1           Grant of License.  Subject to the terms and conditions of this Agreement, Isis hereby grants to Lilly an exclusive, royalty-bearing license, including the right to sublicense, under the Isis Technology solely to develop, make, use, import, offer for sale and sell Products in the Territory.

3.2           Diligence and Reporting.  In order to maintain the license granted to Lilly under Section 3.1 above, Lilly must maintain an Active Program on the Product, and as long as Lilly has an Active Program on the Product Isis will not conduct any research on its own or with a Third Party on eIF-4E or any ASO Compound directed to eIF-4E.  In the event that there is a material, uncured breach of the foregoing diligence obligation by Lilly with respect to the Product, Isis may terminate this Agreement for Lilly breach pursuant to Section 8.5.  Lilly will provide Isis with annual written reports that include a description of the research, development and commercialization activities by Lilly on the Product.  Lilly will provide prompt written notice to Isis when it ceases to have an Active Program on the Product and thereafter such license will terminate.  Within [***] months of such notice from Lilly, or within [***] months of termination of this Agreement by Isis pursuant to this Section 3.2 or Section 8.2, Isis will provide written notice to Lilly if it desires to develop a Product and whether it desires to receive from Lilly summary reports on completed IND-enabling toxicology studies and completed clinical trials for the Product.  Lilly will provide such summary reports promptly after receiving such notice from Isis.  If Isis fails to provide such notice within such [***] month period Lilly will have no obligation to provide such summary reports to Isis.  For purposes of clarity, if Isis fails to request such summary reports from Lilly for a Product as described above in this Section 3.2, Isis may still develop a Product.

3.3           No Implied Licenses.  Except as expressly provided otherwise herein, neither Party hereto will be deemed by this Agreement to have been granted any license or other rights to the other Party’s intellectual property rights including any Third Party patent rights.

3.4           Negative Covenant of Isis.  Isis hereby agrees that, for so long as Lilly’s exclusive license under Section 3.1 is in effect, Isis will not (a) pursue research, development or commercialization of [***] to eIF-4E outside this Agreement, either on its own or for a Third Party, or (b) grant or assign to any Third Party any rights to [***] to eIF-4E.

ARTICLE 4

PAYMENTS AND ACCOUNTING

4.1           Payment Tiers.  The license fee and milestones payable by Lilly to Isis under this Agreement will depend upon whether Isis has Initiated certain Phase II Studies for the Product for certain market types by the Option Exercise Date as follows:

4.1.1        If, by the Option Exercise Date, Isis has Initiated either (i) at least [***] Phase II Study of the Product in at least [***], or (ii) [***] or more Phase II Studies of the Product in at least [***], then Lilly will pay Isis the license fee and milestones set forth in this ARTICLE 4 at the “Tier 1 Rates”.

4.1.2        If, by the Option Exercise Date, Isis has Initiated [***] or more Phase II Studies of the Product in only [***], then Lilly will pay Isis the license fee and milestones set forth in this ARTICLE 4 at the “Tier 2 Rates”.

4.1.3        If, by the Option Exercise Date, Isis has only Initiated Phase II Studies of the Product in [***], then Lilly will pay Isis the license fee and milestones set forth in this ARTICLE 4 at the “Tier 3 Rates”.

4.1.4        Lilly will pay Isis a license fee and milestones based on the single highest payment tier set forth in this Section 4.1 that Isis has qualified for with the Product.  For purposes of clarification, the payment tiers above will be set regardless of the outcome of any Phase II Study referenced above.

4.2           License Fees.

4.2.1        Depending on which payment tier applies as determined under Section 4.1 above, Lilly will pay Isis a one-time, non-refundable, non-creditable fee in accordance with the table below, payable within 30 days following the Effective Date.

	Tier 1 Rates		Tier 2 Rates		Tier 3 Rates
Applicable License Fee:	$	[***]	$	[***]	$	[***]

4.2.2        In addition, if Lilly did not complete the [***] by [***], as set forth in ARTICLE 4 of the License Option Agreement, then Lilly will pay Isis an additional one-time, non-refundable, non-creditable fee of $[***], payable within 60 days following the Effective Date.

4.3           Milestone Payments.  Depending on which payment tier applies as determined under Section 4.1 above, Lilly will pay to Isis the following milestone payments for a Product within 30 days after the first achievement by Lilly, its Affiliates or Sublicensees of each of the following events in the first Major Market Country:

Milestone Payment
Milestone Event	Tier 1 Rates		Tier 2 Rates		Tier 3 Rates
[***]	$	[***]	$	[***]	$	[***]
[***]	$	[***]	$	[***]	$	[***]
[***]	$	[***]	$	[***]	$	[***]
[***]	[***]		$	[***]	$	[***]
[***]	[***]		[***]		$	[***]
Total:	$	[***]	$	[***]	$	[***]

Each milestone payment set forth above is only payable once, even if more than one Product achieves the same milestone.

4.4           Royalties.  Lilly will pay to Isis the following royalties on a country-by-country basis from the date of the First Commercial Sale of a Product in each such country until the later of (i) the expiration of the last to expire Isis Patent Right that includes a Valid Claim that Covers such Product; and (ii) [***] years from the First Commercial Sale:

Worldwide Annual Net Sales of the Product	Royalty Rate
On the portion of Net Sales from US$[***] to less than US$[***]	[***]	%
On the portion of Net Sales from US$[***] to less than US$[***]	[***]	%
On the portion of Net Sales equal to or more than US$[***]	[***]	%

4.5           Pass Through Royalties.  With respect to Products, Isis will be responsible for paying the pass through royalties or other compensation payable by Isis under (i) the [***], (ii) the [***] and (iii) except as provided under Section 4.6.2, any other agreement executed by Isis under which agreement Isis has agreed to pay a Third Party royalties based upon sales of the Product.

4.6           Access to Third Party Rights.

4.6.1        Third Party Licenses.  If, after the Effective Date access to a Third Party’s intellectual property rights becomes necessary to make, use, import, or offer to sell, or sell a Product in the Territory, Lilly will have the right to acquire such access.  [***] percent ([***]%) of the acquisition cost paid by Lilly (i.e., all consideration paid by Lilly in connection with such acquisition including, without limitation up-front payments, milestones payments and royalties) applicable to such Product will be credited against future royalties owed to Isis by Lilly under this Agreement for a Product.  Except as the Parties may otherwise agree in writing, under no circumstance will Lilly acquisitions of Third Party intellectual property rights under the provisions of this Section 4.5.1 result in a reduction of Net Royalties payable to Isis under this Agreement by more than [***] ([***]%) percent of the royalty otherwise due to Isis.

4.6.2        Oral Preparation, Formulation or Delivery Technology.  Any oral preparation, formulation or delivery technology that is applicable to the Product that is obtained by Isis from any Affiliate or Third Party, including [***], will be made available to Lilly, at Lilly’s discretion, for use at a cost (including royalties, milestones and other payments) that is no greater than the [***] payable by Isis to such Third Party.  Any oral preparation, formulation or delivery technology developed by Isis during the term of the Agreement that is applicable to the Products will be made available to Lilly hereunder as Isis Technology.

4.6.3        Royalty Obligations.  Except as otherwise provided in this Agreement both Parties acknowledge and agree that each is solely responsible for any and all royalty obligations that have accrued or may accrue in the future with respect to any agreements and/or arrangement that such Party may have agreed to prior to the Effective Date.  Except as otherwise provided in this Agreement, any Third Party technology acquired by Isis that is applicable to the Product will be made available to Lilly at the cost (including royalties, milestones and other payments) payable by Isis to such Third Party.

4.7           Compulsory License.  If in any country a Third Party obtains a Compulsory License to sell a Product, then Lilly or Isis, respectively, will promptly notify the other Party.  If the royalty rate payable by the grantee of the Compulsory License is less than the then-current royalty rate paid under this Agreement, then the royalty rate, payable under this Agreement with respect to such Product, will be reduced to such lower rate in the subject country for so long as sales are made pursuant to the Compulsory License; provided, however, that in no event will the Net Royalty to Isis fall below [***] percent ([***]%).

4.8           Inflation.  The increments of annual Net Sales tiers set forth in Sections 4.3 will be adjusted on a Calendar Year basis commencing January 1, [***] (and on January 1 of each year thereafter during the term of this Agreement) by an amount equal to the percentage change, if any, in the CPI for the preceding year.

4.9           Accounting Reports; Payment of Royalty.  Lilly (including its Affiliates) and its Sublicensees will keep complete and accurate books and records which may be necessary to ascertain properly and to verify the payments owed hereunder.  To the extent Lilly has prepared such information for its own purposes, if requested in writing by Isis, Lilly will provide to Isis [***] ([***]) days after the end of each Calendar Quarter a written report with Lilly’s good faith estimate of Lilly’s Net Sales accrued in the preceding Calendar Quarter and the royalties payable thereon.  Lilly will make royalty payments to Isis for Products sold by Lilly, its Affiliates and Sublicensees during the Calendar Quarter within [***] ([***]) days of the last day of that Calendar Quarter.  Each royalty payment will be accompanied by a written report for that Calendar Quarter showing the Net Sales of the Products sold by Lilly, its Affiliates and Sublicensees worldwide during the quarterly reporting period and the calculation of the royalties payable under this Agreement.

4.10         Audits.  Upon Isis’ written request, and not more than once in each Calendar Year, Lilly will permit Lilly’s independent certified public accountant to have access during normal business hours to such of Lilly’s records as may be reasonably necessary to verify the accuracy of the royalty reports hereunder for the current year and the preceding [***] ([***]) years prior to the date of such request.  Isis will submit an audit plan, including audit scope, to Lilly for Lilly’s approval, which will not be unreasonably withheld, prior to audit implementation.  The independent certified public accountants will keep confidential any information obtained during such inspection and will report to Isis only the amounts of Net Sales and royalties due and payable.  Upon the expiration of [***] ([***]) years following the end of any Calendar Year, the calculation of royalties payable with respect to such year will be binding and conclusive upon Isis, and Lilly and its Affiliates and Sublicensees will be released from any liability or accountability with respect to royalties for such year.  If such accounting firm concludes that additional royalties were owed, or that Lilly overpaid royalties, during such period, Lilly will pay the additional royalties, or Isis will return any overpaid royalties, within [***] ([***]) days of the date Isis delivers to Lilly such accounting firm’s written report.  The fees charged by such accounting firm will be paid by Lilly unless the additional royalties owed by Lilly exceed [***] percent ([***]%) of the royalties paid for the royalty period subject to the audit, in which case Lilly will pay the reasonable fees of the accounting firm.  Lilly will include in each sublicense granted by it pursuant to this Agreement a provision requiring the Sublicensee to make reports to Lilly, to keep and maintain records of sales made pursuant to such sublicense and to grant access to such records by a mutually agreed upon independent accountant to the same extent required of Lilly under this Agreement.  Lilly will treat all financial information subject to review under this Section 4.10 or under any sublicense agreement in accordance with the confidentiality provisions of this Agreement, and will cause its accounting firm to enter into an acceptable confidentiality agreement with Lilly obligating it to retain all such financial information in confidence pursuant to such confidentiality agreement.

4.11         Payment.  All payments to Isis under this Agreement will be made in United States Dollars by bank wire transfer in next day available funds to such bank account in the United States designated in writing by Isis from time to time. Lilly will pay a late payment service charge of [***]% per month (or the highest amount allowed by law, if lower than [***]%) on all past-due amounts owed by such Party under this Agreement.

4.12         Income Tax Withholding.  Each Party will be responsible for its own tax liabilities resulting from the payments received from the other Party under this Agreement.  If laws, rules or regulations require withholding of income taxes or other taxes imposed upon payments set forth in this ARTICLE 4, the paying Party will make such withholding payments as required and subtract such withholding payments from the payments set forth in this ARTICLE 4.  The paying Party will submit appropriate proof of payment of the withholding taxes to the other Party within a reasonable period of time.

ARTICLE 5

CONFIDENTIALITY

5.1           Nondisclosure and Nonuse Obligations.  All Confidential Information disclosed by one Party to the other Party hereunder will be maintained in confidence and will not be disclosed to any Third Party or used for any purpose except as expressly permitted herein without the prior written consent of the other Party.

5.2           Permitted Disclosure of Confidential Information.  Notwithstanding Section 5, a Party may disclose Confidential Information of the other Party as follows:

5.2.1        to appropriate U.S. and/or foreign tax authorities, appropriate patent agencies in order to obtain Patent Rights pursuant to this Agreement, appropriate regulatory authorities to gain approval to conduct clinical trials or to market Products pursuant to this Agreement, but such disclosure, may be only to the extent reasonably necessary to obtain such Patent Rights or authorizations;

5.2.2        if required by any governmental authority other than under Section 5.2.1, provided that prior to such disclosure, the Party subject to the request for such disclosure (the “Notifying Party”) promptly notifies the other Party of such requirement so that such other Party may seek a protective order or other appropriate remedy; and provided, further, that in the event that no such protective order or other remedy is obtained, or that such other Party waives compliance with this ARTICLE 5, the Notifying Party will furnish only that portion of the other Party’s Confidential Information that it is advised by counsel it is legally required to furnish and will exercise all reasonable efforts to obtain reasonable assurance that confidential treatment will be accorded the other Party’s Confidential Information so furnished;

5.2.3        by a Party to its permitted Sublicensees, agents, consultants, Affiliates and/or other Third Parties for the research and development, manufacturing and/or marketing of Products (or for such Parties to determine their interest in performing such activities) in accordance with this Agreement on the condition that such Affiliates and Third Parties agree to be bound by the confidentiality and non-use obligations contained in this Agreement; or

5.2.4        if required to be disclosed by law or court order, provided that notice is promptly delivered to the non-disclosing Party in order to provide an opportunity to challenge or limit the disclosure obligations.

ARTICLE 6

DISCLAIMERS, REPRESENTATIONS, WARRANTIES AND INDEMNIFICATIONS

6.1           Isis Representations and Warranties.  Isis represents and warrants to Lilly as follows:

6.1.1        Corporate Existence and Authority.  As of the Option Exercise Date, Isis:  (a) is a corporation duly organized, validly existing and in good standing under the laws of the state in which it is incorporated, (b) has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement, including the right to grant the options to license and licenses granted hereunder, (c) has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder, (d) has taken all necessary corporate action on its part required to authorize the execution and delivery of the Agreement and the performance of its obligations hereunder, and (e) has delivered an Agreement that has been duly executed and constitutes a legal, valid, binding obligation of Isis and is enforceable against it in accordance with its terms;

6.1.2        Patents, Prior Art.  As of the Option Exercise Date and to the best of Isis’ knowledge, it has the sufficient legal and/or beneficial title and ownership under the Isis Technology as is necessary to fulfill its obligations under this Agreement and to grant the licenses and options to license to Lilly pursuant to this Agreement.  Isis is not aware of any communications alleging that it has violated or, by conducting its business as currently proposed under this Agreement, would violate any of the intellectual property rights of any Third Party;

6.1.3        Absence of Litigation, Infringement, Misappropriation.  As of the Option Exercise Date and to the best of Isis’ knowledge, there is no pending or threatened litigation (and Isis has not received any communication relating thereto) which alleges that Isis’ activities in developing the Product infringe or misappropriate any intellectual property rights of any Third Party.  To the best of Isis’ knowledge, there is no material unauthorized use, infringement or misappropriation of any of its intellectual property rights that are the subject of the licenses or options to license granted hereunder;

6.1.4        Upstream Licenses.   True and correct copies of the Upstream Licenses have previously been provided to Lilly by Isis. The Upstream Licenses are in full force and effect as of the Effective Date, and Isis is not in material breach of any of the provisions of any of the Upstream Licenses, nor does there exist any condition that, to the knowledge of Isis, with passage of time or sending of notice would constitute a material breach by Isis of any of the provisions of the Upstream Licenses, nor is Isis aware of any material breach of the Upstream Licenses by any other party thereto.  Isis has not waived any material rights under any Upstream Licenses.  Isis will not amend or terminate any Upstream License or waive any rights under any Upstream License during the term of this Agreement without the prior written consent of Lilly. Isis will fulfill all of its material obligations under the Upstream Licenses and otherwise comply with the terms thereof, and, notwithstanding any other provisions of this Agreement to the contrary, will be solely responsible for and pay when due any payments due under the Upstream Licenses. Isis shall exercise its rights under the Upstream Licenses in a manner consistent with the intent and terms of this Agreement.

6.1.5        Full Disclosures.  Isis has provided Lilly with all information that Lilly has requested for deciding the merits of entering into this Agreement and all information reasonably useful or necessary to enable Lilly to make an informed decision regarding entering into this Agreement;

6.1.6        Employee Obligations.  All Isis employees who will conduct research under this Agreement have legal obligations requiring assignment to Isis of all inventions made in the course of and as a result of their association with Isis and obligating the individual to maintain as confidential the Confidential Information of Isis, as well as the Confidential Information of Lilly which Isis may receive;

6.1.7        No Debarment.  Isis will comply at all times with the provisions of the Generic Drug Enforcement Act of 1992 and will upon request certify in writing to Lilly that none of its employees nor any person providing services to Isis in connection with this Agreement have been debarred under the provisions of such Act; and

6.1.8        Licenses.  Isis has not taken nor will it take any action which would, in Isis’ good faith judgment, interfere with any obligations of Isis set forth in this Agreement, including but not limited to the licenses granted by Isis to Lilly under ARTICLE 3.

6.2           Lilly Representations and Warranties.  Lilly represents and warrants to Isis as follows:

6.2.1        Corporate Existence and Authority.  As of the Effective Date, Lilly:  (a) is a corporation duly organized, validly existing and in good standing under the laws of the state in which it is incorporated, (b) has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement, including the right to grant the options to license and licenses granted hereunder, (c) has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder, (d) has taken all necessary corporate action on its part required to authorize the execution and delivery of the Agreement and the performance of its obligations hereunder, and (e) has delivered an Agreement that has been duly executed and constitutes a legal, valid, binding obligation of Lilly and is enforceable against it in accordance with its terms;

6.2.2        Employee Obligations.  All Lilly personnel who will conduct research or development under this Agreement have legal obligations requiring assignment to Lilly of all inventions made in the course of and as a result of their association with Lilly and obligating the individual to maintain as confidential the confidential information of Lilly, as well as the confidential information of Isis which Lilly may receive;

6.2.3        Compliance with Laws.  In carrying out its work under this Agreement, all Lilly work will be carried out in compliance with any applicable laws including, without limitation, federal, state, or local laws, regulations, or guidelines governing the work at the site where such work is being conducted.  Moreover, Lilly will carry out all work under this Agreement in accordance with current Good Laboratory Practices, Good Clinical Practices, Good Manufacturing Practices, if applicable based on the specific work to be conducted; and

6.2.4        No Debarment.  Lilly will comply at all times with the provisions of the Generic Drug Enforcement Act of 1992 and will upon request certify in writing to Isis that none of its employees nor any person providing services to Lilly in connection with this Agreement have been debarred under the provisions of such Act.

6.3           Disclaimer.  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY TO THE OTHER PARTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.  Without limiting the generality of the foregoing, each Party expressly does not warrant (a) the success of any Product or (b) the safety for any purpose of the technology it provides hereunder.

6.4           Responsibility and Control.  Lilly and Isis will each be solely responsible for the safety of their respective employees, agents, licensees or Sublicensees with respect to efforts employed under this Agreement and each will hold the other harmless with regard to any liability for damages or personal injuries resulting from acts of its respective employees, agents, licensees or Sublicensees.

6.5           Isis’ Right to Indemnification.  Lilly will indemnify each of Isis, its Affiliates, Sublicensees, permitted successors and assigns, and the directors, officers, employees, agents and counsel thereof (the “Isis Indemnitees”), and defend and hold each Isis Indemnitee harmless from and against any and all liabilities, damages, losses, settlements, claims, actions, suits, penalties, fines, costs or expenses (including, without limitation reasonable attorneys’ fees) (any of the foregoing, “Damages”) incurred by or asserted against any Isis Indemnitee of whatever kind or nature, including, without limitation, any claim or liability based upon negligence, warranty, strict liability, or violation of government regulation but only to the extent arising from or occurring as a result of a claim or demand made by a Third Party (a “Third Party Claim”) against any Isis Indemnitee arising because of: (a) breach of any representation or warranty made by Lilly pursuant to this ARTICLE 6; (b) any material breach of this Agreement by Lilly; (c) the manufacture, use, handling, storage, sale or other disposition of a Product that is sold or provided by Lilly, its Affiliates, agents or Sublicensees; and/or (d) violation of the trade secrets of any Third Party by Lilly; except, in each such case in subparagraphs (a) through (d) above, to the extent that such Damages are finally determined to have resulted from the negligence or misconduct of an Isis Indemnitee, or the breach of any representation or warranty under Section 6.1 by Isis.

6.6           Lilly’s Right to Indemnification.  Isis will indemnify each of Lilly, its Affiliates, Sublicensees, successors and assigns, and the directors, officers, employees, agents and counsel thereof (the “Lilly Indemnitees”), and defend and hold each Lilly Indemnitee harmless from and against any and all Damages incurred by or asserted against any Lilly Indemnitee of whatever kind or nature, including, without limitation, any claim or liability based upon negligence, warranty, strict liability, violation of government regulation but only to the extent arising from or occurring as a result of a Third Party Claim against any Lilly Indemnitee arising because of: (a) breach of any representation or warranty made by Isis pursuant to this ARTICLE 6;  (b) any material breach of this Agreement by Isis; (c) the manufacture, use, handling, storage, sale or other disposition of a Product that is sold or provided by Isis, its Affiliates, agents or Sublicensees; (d) violation of the trade secrets of any Third Party by Isis and/or (e) any Third Party Claim that any Isis Technology should not have been disclosed or made available to Lilly; except, in each such case, in subparagraphs (a) through (e) above, to the extent that such Damages are finally determined to have resulted from the negligence or misconduct of a Lilly Indemnitee, or the breach of any representation or warranty under Section 6.2 by Lilly.

6.7           Indemnification Procedures.  Promptly after a Party entitled to indemnification under Section 6.5 or 6.6 (an “Indemnitee”) receives notice of any pending or threatened claim against it (an “Action”), such Indemnitee will give written notice to the Party to whom the Indemnitee is entitled to look for indemnification pursuant to Section 6.5 or 6.6, as applicable (the “Indemnifying Party”), of the commencement thereof, provided that the failure so to notify the Indemnifying Party will not relieve it of any liability that it may have to any Indemnitee hereunder, except to the extent the Indemnifying Party demonstrates that it is prejudiced thereby.  In case any Action that is subject to indemnification under this ARTICLE 6, will be brought against an Indemnitee and it will give written notice to the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate therein and, if it so desires, to assume the defense thereof with counsel reasonably satisfactory to such Indemnitee and, after notice from the Indemnifying Party to the Indemnitee of its election to assume the defense thereof, the Indemnifying Party will not be liable to such Indemnitee under this ARTICLE 6 for any fees of other counsel or any other expenses, in each case subsequently incurred by such Indemnitee in connection with the defense thereof, other than reasonable costs of investigation.  Notwithstanding an Indemnifying Party’s election to assume the defense of any such Action that is subject to indemnification under this ARTICLE 6, the Indemnitee will have the right to employ separate counsel and to participate in the defense of such Action, and the Indemnifying Party will bear the reasonable fees, costs and expenses of such separate counsel if:  (i) the use of counsel chosen by the Indemnifying Party to represent the Indemnitee would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such Action include both the Indemnifying Party and the Indemnitee, and the Indemnitee will have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case the

Indemnifying Party will not have the right to assume the defense of such Action on the Indemnitee’s behalf); (iii) the Indemnifying Party will not have employed counsel satisfactory to the Indemnitee to represent the Indemnitee within a reasonable time after notice of the institution of such Action; or (iv) the Indemnifying Party will authorize the Indemnitee to employ separate counsel at the Indemnifying Party’s expense.  If an Indemnifying Party assumes the defense of such Action, no compromise or settlement thereof may be effected by the Indemnifying Party without the Indemnitee’s written consent, which consent will not be unreasonably withheld or delayed, unless (1) there is no finding or admission of any violation of law or any violation of the rights of any other Party and no effect on any other claims that may be made against the Indemnitee and (2) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party.

ARTICLE 7

INTELLECTUAL PROPERTY

7.1           Patent Filing and Prosecution.  Except as provided in Section 7.2, Isis will be responsible for preparing, filing, prosecuting, maintaining and taking such other actions as are reasonably necessary or appropriate with respect to the Isis Patent Rights.

7.2           Lilly at its own expense, will prepare, file, prosecute and/or maintain the Isis ASO Compound Patent Rights that are exclusively licensed by Lilly pursuant to Section 3.1.  In the event of termination under Section 3.2 or 8.5, or upon written agreement of the Parties, such responsibility and expense for preparation, filing, prosecuting and maintenance will revert back to Isis.  Lilly may use in-house patent counsel or outside patent counsel that is acceptable to Isis for the filing, prosecution and maintenance of Isis ASO Compound Patent Rights for which Lilly assumes responsibility for under this Section 7.2.  Isis will promptly transfer the subject patent files to Lilly and will execute such documents and perform such acts as may be reasonably necessary for Lilly to take control of such patent filing, prosecution and maintenance and will provide all necessary assistance in the prosecution and maintenance thereof.  Lilly will, in a timely manner, provide Isis with copies of all draft applications, responses and other substantive papers relating to the filing, prosecution and maintenance (including the verification of all fees and annuities) of such Isis ASO Compound Patent Rights and will provide Isis with an opportunity to comment on any draft applications, responses or amendments at least [***] days prior to filing and to the extent practicable incorporate such comments.  Isis hereby acknowledges a possible conflict of interest between Lilly and Isis relating to the Isis ASO Compound Patent Rights for which Lilly assumes responsibility for filing, prosecution and maintenance under this Section 7.2.  So long as Lilly complies with provisions of this Section 7.2, Isis hereby grants Lilly and Lilly’s patent counsel a conflict waiver, to the limited extent of any conflict of interest arising from the fact that (a) Lilly has the right to prepare, file, prosecute and maintain the Isis ASO Compound Patent Rights pursuant to this Section 7.2 and (b) Isis owns or Controls such Patent Rights.  Isis and Lilly will discuss in good faith assignment of any ASO Compound Patent Rights to Lilly.

7.3           Election Not to File, Prosecute or Maintain.  If Lilly elects to discontinue prosecution or maintenance of any Isis ASO Compound Patent Right for which Lilly assumes responsibility for filing, prosecution and maintenance (or that is assigned to Lilly) under Section

7.2, then Lilly will give [***] days advance written notice to Isis of any decision to cease preparation, filing, prosecution and maintenance of that Patent Right (a “Discontinued Patent”); provided, however, that abandonment of a patent application in favor of a continuation or a continuation-in-part thereof will not constitute discontinuance of the patent application.  In such case, Isis may elect at its sole discretion to continue preparation, filing, prosecution or maintenance of the Discontinued Patent at its sole expense, and Isis will own any such patent application and patents maturing therefrom and be solely responsible for all costs, and Lilly will have a non-exclusive, worldwide, royalty-bearing (under Section 4.3) license to continue to practice such Discontinued Patent, including the right to sublicense solely to develop, make, use, import, offer for sale and sell a Product, in accordance with the terms of Section 3.1. Lilly will execute such documents and perform such acts as may be reasonably necessary for Isis to file or to continue prosecution or maintenance, including assigning ownership of such patents and inventions to Isis.  Discontinuance may be on a country-by-country basis or for a patent application or patent series in total.

7.4           Costs and Expenses.  Lilly will bear its own costs and expenses in filing, prosecuting, maintaining and extending the Isis ASO Patent Rights.  Isis will bear its own costs and expenses in filing, prosecuting, maintaining and extending the Isis Core Technology Patent Rights and the Isis Manufacturing Patent Rights.

7.5           Patent Term Extensions.  The Parties will cooperate with each other in gaining patent term extension wherever applicable to any Product.  The Party selling such Product will determine which patents will be extended.  All filings for such extension will be made by the Party selling such Product; provided, however, that in the event that the Party to selling such Product elects not to file for an extension, such Party will (i) inform the other Party of its intention not to file, (ii) grant the other Party the right to file for such extension, and (iii) cooperate as necessary to assist the other Party in filing such extension.

7.6           Notice of Certification.  Isis and Lilly each will immediately upon receiving notice give notice to the other of any certification filed under the U.S. “Drug Price Competition and Patent Term Restoration Act of 1984” claiming that an Isis Patent Right Covering a Product being developed or commercialized by Lilly hereunder is invalid or that any infringement will not arise from the manufacture, use, sale, offer for sale or import of any product by a Third Party.  If permitted under Section 7.2 and Lilly decides not to bring infringement proceedings against the entity making such a certification with respect to a Isis Patent Right Covering a Product being developed or commercialized by Lilly hereunder, Lilly will give notice to Isis of its decision not to bring suit within twenty-one (21) days after receipt of notice of such certification.  Isis may then, but is not required to, bring suit against the entity that filed the certification.  Any suit by Lilly or Isis will either be in the name of Lilly or in the name of Isis, or jointly by Lilly and Isis, as may be required by law.  For this purpose, the Party not bringing suit will execute such legal papers necessary for the prosecution of such suit as may be reasonably requested by the Party bringing suit.  Any costs incurred or benefits received as a result of proceeding under this Section 7.6 will be paid or received entirely by the Party who pursued the action.

7.7           Notice of Infringement Claim.  If the practice of a license granted to a Party under this Agreement results in a claim against a Party for patent infringement or for inducing or contributing to patent infringement (“Infringement Claim”), the Party first having notice of an

Infringement Claim will promptly notify the other in writing.  The notice will set forth the facts of the Infringement Claim in reasonable detail.

7.8           Responsibilities.  Isis will have the sole right to control any defense of any Infringement Claim involving alleged infringement of Third Party rights by Isis’ activities at its own expense and by counsel of its own choice, and Lilly will have the right, at its own expense, to be represented in any such action by counsel of its own choice.  Lilly will have the sole right to control any defense of any Infringement Claim involving alleged infringement of Third Party rights by Lilly’s activities at its own expense and by counsel of its own choice, and Isis will have the right, at its own expense, to be represented in any such action by counsel of its own choice.  Notwithstanding the foregoing, if the claim involves an allegation of a violation of the trade secret rights of a Third Party, the Party accused of such violation will have the obligation to defend against such claim and will indemnify the other Party against all costs associated with such claim (in accordance with Sections 6.5 through 6.7).  Neither Party will have the right to settle any patent infringement litigation under this Section 7.8 relating to any Patent Rights owned by or exclusively licensed to the other Party hereunder without the consent of such other Party.  Each Party will also keep the other Party continually informed of all significant matters relating to Infringement Claims of Third Parties.

7.9           Infringement Claims Against Third Parties.

7.9.1        Protection Against Infringement.  Isis and Lilly each agree to take reasonable actions to protect their respective patents and technology from infringement and from unauthorized possession or use.

7.9.2        Notice of Infringement.  If any Isis ASO Compound Patent Right licensed by Isis to Lilly under this Agreement is infringed or misappropriated, as the case may be, by a Third Party, the Party to this Agreement first having knowledge of such infringement or misappropriation, will promptly notify the other in writing.  The notice will set forth the facts of such infringement or misappropriation in reasonable detail.  In such case, Lilly will have the primary right, but not the obligation, to institute, prosecute, and control any action or proceeding with respect to infringement or misappropriation of such Isis ASO Compound Patent Right by its own counsel.  The other Party will have the right, at its own expense, to be represented in such action by its own counsel.  Except as otherwise agreed to by the Parties as part of a cost-sharing arrangement, any recovery realized as a result of such litigation, after reimbursement of any litigation expenses of Isis and Lilly, will be retained by the Party that brought and controlled such litigation for purposes of this Agreement, except that any recovery realized by Lilly as a result of such litigation, after reimbursement of the Parties’ litigation expenses, will, to the extent [***] to [***], be treated as [***] of [***] by Lilly.

7.9.3        Expenses of Bringing Infringement Action.  Subject to Section 7.9.2, Lilly will bear the costs and expenses of all infringement or misappropriation actions brought by Lilly under this Agreement.  Subject to Section 7.9.2,  Isis will bear the costs and expenses of all infringement or misappropriation actions brought by Isis under this Agreement.

7.9.4        Lilly’s Failure to Institute, Prosecute and Control.  If Lilly fails to institute, prosecute, and control such action or prosecution within a period of [***] days after receiving notice of the infringement, Isis, subject to the prior rights of any Third Party, will have the right to bring and control any such action by counsel of its own choice, and Lilly will have the right, at its own expense, to be represented in any such action by counsel of its own choice. Except as otherwise agreed to by the Parties as part of a cost-sharing arrangement, any recovery realized as a result of such litigation, after reimbursement of 100% of any litigation expenses of Isis and 100% of any litigation expenses of Lilly (including the costs and expenses incurred by Lilly in providing reasonable assistance to Isis), will be shared [***] by the Parties.  No settlement or consent judgment or other voluntary final disposition of a suit under this Section 7.9.4 may be entered into without the joint consent of Isis and Lilly (which consent will not be unreasonably withheld or delayed).

7.9.5        Settlement Approval.  Neither Party will settle any such proceeding under this Section 7.9 without the approval of the other Party, which approval will not be unreasonably withheld or delayed.

ARTICLE 8

TERM AND TERMINATION

8.1           Term of Agreement.  This Agreement will commence on the Effective Date and will continue until no payments are due or are capable of becoming due hereunder, unless the Agreement is terminated earlier in accordance with this ARTICLE 8. All licenses granted hereunder that are in effect at expiration of this Agreement will be deemed fully paid-up and perpetual (as more specifically described in 8.6.1 below), except as provided otherwise by this Agreement.

8.2           Termination for Breach.  Either Party may terminate this Agreement by notice to the other Party at any time during the term of this Agreement if the other Party is in breach of any material obligations hereunder and has not cured such breach within ninety (90) days after notice requesting cure of the breach or such longer period of time as is required to cure such breach as long as the breaching Party is proceeding in good faith to cure; provided, however, that in any case when a breach is alleged regarding the payment of money hereunder, the time period will be thirty (30) days and undisputed amounts must be paid prior to such time to avoid breach.  Upon material breach by a Party of its obligations hereunder, if such Party decides not to terminate this Agreement, such Party will have the right to offset any costs it may incur as a result of curing such breach against the amounts payable to the breaching Party for the performance of such obligations.  Further, to the extent that a Party prevails in a lawsuit brought against the other Party for material breach of this Agreement, such prevailing Party will be entitled to collect from the other Party reasonable attorneys’ fees and legal costs incurred in connection with such law suit. If the non-breaching Party terminates this Agreement under Section 8.2 following material breach by the breaching Party, the breaching Party will return to the non-Breaching Party all of the non-breaching Party’s Confidential Information and all materials received from the non-breaching Party during the Agreement, and the breaching Party will cease all use of the non-breaching Party’s Confidential Information and materials received from the non-breaching Party for any purpose except as provided in Section 8.7, and except that the breaching Party may (1) keep a copy of all documents for record keeping purposes only and (2) keep and use any Confidential Information and materials received from the non-breaching

Party that are necessary for the breaching Party to exercise those of its rights and fulfill those of its obligations that survive the termination of this Agreement.

8.3           Termination Upon Insolvency.  Either Party may terminate this Agreement upon notice to the other should the other Party become insolvent or file or consent to the filing of a petition under any bankruptcy or insolvency law or have any such petition filed against it which has not been stayed within sixty (60) days of such filing.  During the term of this Agreement, all rights and licenses granted under or pursuant to this Agreement by Isis or Lilly are, and will otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code.  The Parties agree that, during the term of this Agreement, the Parties, as licensees of such rights under this Agreement, will retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code.  The Parties further agree that, in the event of the commencement of a bankruptcy proceeding-by or against either Party under the U.S. Bankruptcy Code, the Party hereto that is not a party to such proceeding will be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and same, if not already in their possession, will be promptly delivered to them (i) upon any such commencement of a bankruptcy proceeding upon their written request therefor, unless the Party subject to such proceeding elects to continue to perform all of its obligations under this Agreement, or (ii) if not delivered under (i) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the non-subject Party.

8.4           Termination at Will by Lilly.  Lilly shall have the right to terminate this Agreement at will upon 90 days written notice to Isis.

8.5           Effect of Termination Due to Lilly Breach, Insolvency or at Will.  If Isis terminates the Agreement based on material breach by or insolvency of Lilly, or if Lilly terminates this agreement at will pursuant to Section 8.4, then:

8.5.1        the licenses granted by Isis to Lilly pursuant to Section 3.1 will terminate, and Lilly will stop making and selling such Product;

8.5.2        any sublicense granted by either Party to any Sublicensee under a license hereunder that terminates as a result of termination of this Agreement by Isis pursuant to Section 8.2 or 8.3 will continue in full force and effect but will be assigned by such Party to the other Party, and such Party will provide the other Party with complete and accurate copies of such sublicense agreements within thirty (30) days following the effective date of such termination; and

8.5.3        Lilly will promptly re-assign any patents assigned to Lilly under this Agreement, and Lilly will assign or otherwise transfer ownership of any regulatory filings related to the Product.

8.6           Effect of Termination Due to Isis Breach or Insolvency.  If Lilly terminates the Agreement based on material breach by or insolvency of Isis, then:

8.6.1        licenses granted by Isis to Lilly pursuant to Section 3.1 will survive;

8.6.2        Lilly’s payment obligations set forth in ARTICLE 4 will continue, provided, however, that the amounts of the payments will be decreased to reflect the nature of Isis’s breach and the damages caused thereby by amounts to be agreed upon by the Parties or, if the Parties are unable to reach agreement, by an independent Third Party with the requisite expertise selected by the Parties, the expense of which will be borne by Isis; and

8.6.3        any sublicense granted by either Party to any Sublicensee under a license hereunder that terminates as a result of termination of this Agreement by Lilly pursuant to Section 8.2 or 8.3 will continue in full force and effect but will be assigned by such Party to the other Party, and such Party will provide the other Party with complete and accurate copies of such sublicense agreements within thirty (30) days following the effective date of such termination.

8.7           Accrued Rights/Surviving Obligations.  Except as expressly provided in this Agreement, expiration or termination of this Agreement will not relieve the Parties of any obligation that accrued prior to such expiration or termination, and Lilly will be obligated to pay and will pay to Isis, within [***] days of such expiration or termination, all payments and royalties due or accrued pursuant to the terms of ARTICLE 4.  Upon expiration or early termination of this Agreement, all rights and obligations of the Parties will cease, except as follows:

8.7.1        In the case of expiration of this Agreement only (and, for purposes of clarification, not in the case of termination of this Agreement pursuant to Section 8.2 or 8.3), each of the licenses set forth in Sections 3.1 will survive and will be deemed to be perpetual and fully paid up, provided that all payment and other obligations with respect to such licenses have been fulfilled;

8.7.2        The obligations to pay royalties and other sums accruing hereunder up to the date of termination or expiration will survive;

8.7.3        The obligations of confidentiality set forth in ARTICLE 5 will survive;

8.7.4        The obligations for record keeping and accounting reports set forth in ARTICLE 4 will survive for so long as Products are sold.  At such time after termination or expiration of this Agreement when sales or other dispositions of Products have ceased, the Party selling such Product will render a final report along with any royalty payment due;

8.7.5        Isis’ and Lilly’s rights to inspect books and records as described in ARTICLE 4 will survive;

8.7.6        The obligations of defense and indemnity set forth in ARTICLE 6 will survive;

8.7.7        Any cause of action or claim of Isis or Lilly accrued or to accrue because of any breach or default by the other Party hereunder will survive; and

8.7.8        All other terms, provisions, representations, rights and obligations contained in this Agreement that are intended to survive as specifically set forth elsewhere in this Agreement will survive.

8.8           Limitation of Liability.  No Party will be liable to another for indirect, incidental, consequential or special damages, including but not limited to lost profits, arising from or relating to any breach of this Agreement, regardless of any notice of the possibility of such damages.  Nothing in this Section is intended to limit or restrict the indemnification rights or obligations of any Party under ARTICLE 6.

ARTICLE 9

PUBLICITY

9.1           Press Release.  Upon execution of this Agreement, the Parties shall issue a joint press release announcing the existence of this Agreement in a form and substance agreed to in writing by the Parties.

9.2           Disclosure of Agreement.  Neither Party to this Agreement may release any information to any Third Party regarding the terms or existence of this Agreement or the reasons for any termination hereof, without the prior written consent of the other Party.  Without limitation, this prohibition applies to press releases, educational and scientific conferences, quarterly investor updates, promotional materials, governmental filings and discussions with public officials, the media, security analysts and investors.  However, this provision does not apply to any disclosures regarding this Agreement or related information to regulatory agencies such as the FDA or Federal Trade Commission and/or Department of Justice for such disclosures which may be required by law, including requests for a copy of this Agreement or related information by tax authorities.  If any Party to this Agreement determines a release of information regarding the existence or terms of this Agreement is required by law (including releases a may be required to be filed through the Securities Exchange Commission or other government agency), that Party will notify the other Party as soon as practicable and give as much detail as possible in relation to the disclosure required.  The Parties will then cooperate with respect to determining what information should actually be released.  The Parties hereby agree that release of a press release upon complete execution of this Agreement is appropriate and such press release will be mutually agreed upon by the Parties.

9.3           Use of Names, Logos or Symbols.  No Party hereto will use the name, trademarks, logos, physical likeness, employee names or owner symbol of any other Party for any purpose, including, without limitation, private or public securities placements, without the prior written consent of the affected Party, such consent not to be unreasonably withheld or delayed so long as such use of name is limited to objective statements of fact, rather than for endorsement purposes.  Nothing contained herein will be construed as granting either Party any rights or license to use any of the other Party’s trademarks or tradenames without separate, express written permission of the owner of such trademark or tradename.

9.4           Publications.

9.4.1        On a country by country basis and only with respect to the Major Market Countries, prior to Registration of the Product in such country, (i) Lilly will notify (and provide as much advance notice as possible to) Isis of any event materially related to Product (including the Product’s efficacy, safety, clinical data or results, any Registration Submission or Registration) so that the Parties may analyze the need to or desirability of publicly disclosing or reporting such event; and (ii) Lilly may publish, present or otherwise disclose results regarding the Product to the public at its sole discretion; however, any press release or other similar public communication by either Party related to a Product’s efficacy, safety, clinical data or results, Registration Submission or Registration, will be submitted to the other Party for review at least 5 Business Days in advance of such proposed public disclosure.

9.4.2        On a country by country basis and only with respect to the Major Market Countries, after Registration of the Product in such country, the appropriateness of all publications regarding development or commercialization of the Products in such country shall be determined by Lilly and Lilly may publish, present or otherwise disclose results regarding the Product to the public at its sole discretion; however, in each case Lilly will submit to Isis for review at least 5 Business Days in advance of such proposed public disclosure, any press release or other similar public communication related to new and materially negative information regarding a Product’s safety, or clinical data or results.

9.4.3        Notwithstanding the foregoing, the contents of any announcement or similar publicity which has been reviewed and approved by the reviewing Party can be re-released by either Party without a requirement for re-approval.

ARTICLE 10

MISCELLANEOUS

10.1         Further Assurances, HSR.  Each Party will duly execute and deliver such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement in order to carry out more effectively the provisions and purposes of this Agreement. Each of the Parties shall use its commercially reasonable efforts to take all actions necessary or advisable under applicable laws to consummate and make effective the transactions contemplated by this Agreement including the taking of such reasonable actions as are necessary to obtain any requisite approvals, consents, orders, exemptions or waivers by any governmental authority, including filings pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), if required.  The Parties shall make any necessary filings under the HSR Act as soon as practicable, but in any event not more than fifteen (15) days following the Effective Date.  In the event the Parties conclude that a filing under the HSR Act is necessary, no payments shall be made and no license granted hereunder shall become effective and, except for this Section 10.1, no time period measured from the Effective Date, shall commence until the applicable waiting period under the HSR Act has expired or been terminated.  In the event the applicable waiting period has not expired or been terminated within six months of the Effective Date, either Party shall have the option to terminate this Agreement without liability upon written notice to the other.  Neither Party shall be obligated to agree to any divestiture of assets or limitation on its current or future businesses in connection with obtaining clearance under the HSR Act or other requirement if the Party in good faith believes that the same is unreasonable.

10.2         Force Majeure.  No Party will be held liable or responsible to the other Party nor be deemed to have defaulted under or breached the Agreement for failure or delay in fulfilling or performing any term of the Agreement (except payment obligations) when such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party including, but not limited to, fire, flood, earthquake, embargo, war, acts of war or terrorism (whether war be declared or not), insurrection, riot, civil commotion, strike, lockout or other labor disturbance, act of God or act, omission or delay in acting by any governmental authority or the other Party.  The affected Party will notify the other Party of such force majeure circumstances as soon as reasonably practical.

10.3         Assignment.  This Agreement may not be assigned or otherwise transferred, nor, except as expressly provided hereunder, may any right or obligations hereunder be assigned or transferred, by a Party without the written consent of the other Party; provided, however, that either Party may, without such consent, (1) assign the Agreement and its rights and obligations hereunder to (i) any wholly-owned subsidiary in a manner such that the assignor (if it continues as a separate entity) will remain liable and responsible for the performance and observance of all its duties and obligations hereunder or (ii)  to any successor by merger or sale of substantially all of its business unit to which this Agreement relates, or in the event of its merger or consolidation or Change in Control or similar transaction; or (2) Isis may assign or transfer its rights to receive fees, royalties and milestones under this Agreement (but no liabilities), without Lilly’s consent, to a Third Party in connection with a payment factoring transaction.  This Agreement will be binding upon the permitted successors and permitted assigns of the Parties.  Any assignment not in accordance with this Section 10.3 will be void.

10.4         Severability.  In the event that any of the provisions contained in this Agreement are held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affect the substantive rights of the Parties.  The Parties will replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s), which, insofar as practical, implement the purposes of this Agreement.

10.5         Notices.  All notices or other communications which are required or permitted hereunder will be in writing and deemed to be effective (a) on the date of delivery if delivered in person and written confirmation of delivery is provided, (b) on the date sent by facsimile or other electronic transmission, provided such receipt is verified, (c) on the day following date of deposit with an overnight courier if a receipt confirming delivery by overnight courier is provided, or (d) three days after mailing if mailed by first-class certified mail, postage paid, to the respective addresses given below, or to another address as it will designate by written notice given to the other Party.

if to Isis, to:

Isis Pharmaceuticals, Inc.

1896 Rutherford Road

Carlsbad, CA 92008

Attention:          Chief Operating Officer

Telephone:        760-931-9200

Facsimile:           760-918-3592

with a copy to:

Attention:          General Counsel

Telephone:        760-931-9200

Facsimile:           760-268-4922

if to Lilly, to:

Eli Lilly and Company

Lilly Corporate Center

Indianapolis, IN 46285

Attention:          Group Vice President, Lilly Research Laboratories

with a copy to:

Attention:          General Patent Counsel

10.6         Dispute Resolution.  In the event of any controversy or claim arising from or relating to any provision of this Agreement, or any term or condition hereof, or the performance by a Party of its obligations hereunder, or its construction or its actual or alleged breach, the Parties will try to settle their differences amicably between themselves.

10.7         Choice of Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York and the United States without reference to any rules of conflict of laws.

10.8         Entire Agreement.  This Agreement (including all Schedules hereto), constitute the entire agreement between the Parties with respect to the subject matter hereof, and supersedes all previous arrangement with respect to the subject matter hereof, whether written or oral.  Any amendment or modification to this Agreement will be made in writing signed by both Parties.

10.9         Headings.  The captions to the several Articles and Sections hereof are not a part of the Agreement, but are merely guides or labels to assist in locating and reading the several Articles and Sections hereof.

10.10       Independent Contractors.  It is expressly agreed that the Parties will be independent contractors and that the relationship between the Parties will not constitute a partnership, joint venture or agency.  No Party will have the authority to make any statements, representations or commitments of any kind, or to take any action, which will be binding on the other Parties, without the prior consent of such other Parties.

10.11       Further Actions.  Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of the Agreement.

10.12       Waiver.  The waiver by a Party hereto of any right hereunder or the failure to perform or of a breach by another Party will not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise.

10.13       Jointly Prepared.  This Agreement has been prepared jointly and will not be strictly construed against either Party.

10.14       Counterparts.  This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

ELI LILLY AND COMPANY	ISIS PHARMACEUTICALS, INC.

By:	By:
B. Lynne Parshall
Chief Operating Officer and
Chief Financial Officer

[SIGNATURE PAGE TO DEVELOPMENT AND LICENSE AGREEMENT]

List of Schedules

Schedule 1.1              Definitions

Schedule A               Isis ASO Compound Patent Rights as of the Effective Date

Schedule B                Isis Manufacturing Patent Rights as of the Effective Date

Schedule C                Isis Core Technology Patent Rights as of the Effective Date

SCHEDULE 1.1

DEFINITIONS

“Active Program” means with respect to a Product, any [***], of a Product.  Without limitation of the generality of the foregoing, for purposes of clarification, research, development and commercialization efforts with respect to a Product will be deemed reasonable if Lilly’s research and development efforts with respect to such Product are reasonably comparable with other products in Lilly’s portfolio at a similar stage of development, of similar market potential, and presenting similar development or commercialization challenges.

“Affiliate” means any person, organization, corporation or other business entity that controls, directly or indirectly, the power to direct, or cause the direction of, the management and policies of another person, organization, corporation or entity, whether through the ownership of voting securities or by contract or court order or otherwise.  For purposes of this definition, an entity will be deemed to control another entity if it owns or controls, directly or indirectly, at least fifty percent (50%) of the outstanding stock or other voting rights entitled to elect directors or their equivalent of such other entity.  Regulus Therapeutics Inc. will not be considered an Affiliate of Isis.

“ASO Compound” means an [***].

“ASO Field” means the development, manufacture and sale of ASO Products for all uses.

“Calendar Quarter” will mean the respective three month periods ending on March 31, June 30, September 30, or December 31 for so long as the Agreement is in effect.

“Calendar Year” will mean each successive twelve month period commencing on January 1 and ending on December 31 for so long as the Agreement is in effect.

“Change in Control” means any of the following events:  (i) the acquisition by any Person or group, other than a Person or group controlling such Party as of the Effective Date, of “beneficial ownership” (as defined in Rule 13d-3 under the United States Securities Exchange Act of 1934, as amended), directly or indirectly, of fifty percent (50%) or more of the shares of such Party’s capital stock the holders of which have general voting power under ordinary circumstances to elect at least a majority of such Party’s Board of Directors or equivalent body (the “Board of Directors”) (the “Voting Stock”); (ii) the first day of which less than two-thirds of the total membership of such Party’s Board of Directors will be Continuing Directors (as such term is defined below); (iii) the approval by the shareholders of such Party of a merger, share exchange, reorganization, consolidation or similar transaction of such Party (a “Transaction”), other than a Transaction which would result in the Voting Stock of such Party outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the Voting Stock of such Party or such surviving entity immediately after such Transaction; or (iv) approval by the shareholders of such Party of a complete liquidation of such Party or a sale or disposition of all or substantially all of the assets of such Party.  For purposes of this

1.1-1

definition, “Continuing Directors” means individuals serving as of the Second Restatement Date hereof on such Party’s Board of Directors and any individuals elected after the date hereof whose election or nomination was approved by at least a majority of the Continuing Directors serving at the time.

“Compulsory License” means, in the case of Product, a compulsory license under the a Party’s technology obtained by a Third Party through the order, decree or grant of a governmental authority having competent jurisdiction, authorizing such Third Party to manufacture, use, sell, offer for sale or import such Product in a particular country.

“Confidential Information” means any and all inventions, know-any, and data and will include, without limitation, information relating to research and development plans, experiments, results and plans, compounds, therapeutic leads, candidates and products, clinical and preclinical data, trade secrets and manufacturing, marketing, financial, regulatory, personnel and other business information and plans, all scientific, clinical, regulatory, marketing, financial and commercial information or data, all whether communicated in writing, orally or by any other means, and which is provided by one Party to the other Party in connection with this Agreement.  Confidential Information will not include information that:

(a)           is known by the receiving Party at the time of its receipt, and not through a prior disclosure by the disclosing Party, as documented by written records;

(b)           is properly in the public domain through no fault of the receiving Party;

(c)           is subsequently disclosed to the receiving Party by a Third Party who may lawfully do so and is not under an obligation of confidentiality to the disclosing Party; or

(d)           is developed by the receiving Party independently of Confidential Information received from the other Party, as documented by written records.

“Control” or “Controlled” means with respect to any intellectual property right, that the Party owns or has a license to such intellectual property right and has the ability to grant access, a license, or a sublicense to such intellectual property right to the other Party as provided for in this Agreement without violating an agreement with, or infringing any rights of, a Third Party as of the time the Party would be first required under this Agreement to grant the other Party such access, license or sublicense.

“Cover” (including variations thereof such as “Covering”, “Covered”, and “Coverage”) means that the manufacture, use, import, offer for sale or sale of a Product would infringe a Valid Claim; provided, with respect to a process or manufacturing patent, that such a Valid Claim therein effectively precludes a Third Party from manufacturing, using, importing, offering for sale, or selling such Product.  The determination of whether a Product is Covered by a particular Valid Claim will be made on a country-by-country basis.  A Valid Claim will be deemed to provide effective preclusion hereunder where (i) there is no competing product being marketed or (ii) if a product is being marketed by a competitor, it infringes the Valid Claim (including any period in which, and provided that, the Valid Claim is being litigated).

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“CPI” or “Consumer Price Index” means the consumer price index for all urban consumer series ID CUUR0000SAO as published from time to time by the US Bureau of Labor Statistics, where the CPI for June, 2001 was 178.

“Effective Date” has the meaning ascribed to it in the preamble.

“eIF-4E” means eukaryotic initiation factor-4E (Entrez Gene ID: 1977).

“eIF-4E Compound” means [***] of the [***] that are [***] eIF-4E [***] eIF-4E [***].

“FDA” means the United States Food and Drug Administration or any successor agency having the administrative authority to regulate the approval for marketing of new human pharmaceutical or biological therapeutic products in the United States.

“First Commercial Sale” means with respect to any Product the first sale to a Third Party by Lilly, its Affiliates or Sublicensees.  First Commercial Sale will not include transfer of reasonable quantities of any free samples of a Product or reasonable quantities of a Product solely for development purposes, such as for use in experimental studies or clinical trials. First Commercial Sale with respect to an Indication means the First Commercial Sale following receipt of regulatory approval to include such Indication in the official labeling for the Product.

“[***] Agreement” means that certain agreement between [***] and [***]effective [***], and any amendments thereto.

“IND” means an Investigational New Drug application as defined in 21 C.F.R. 312 and any versions thereof governing the FDA as may be amended from time to time.

“Indication” means, with respect to a Product, such Product’s interference with a gene to affect a specific primary endpoint of a pathophysiologic state, regardless of etiology.  For purposes of clarity, if an Indication was not included in a particular NDA (or any foreign counterpart or equivalent section) for a Product but is included in a subsequent NDA (or abbreviated NDA or supplemental NDA) for such Product, such Indication is presumptively a separate and distinct “Indication” from all other Indications for such Product.

“Initiate” means with respect to a clinical study, the initial dosing of the first patient in such study.

“Institutional Review Board” means an Institutional Review Board as defined in 21 C.F.R. 56 as may be amended from time to time, or its applicable foreign equivalent.

“Isis ASO Compound Patent Rights” means Patent Rights Controlled by Isis on or after the Effective Date that Cover the composition of matter of a Product or the method of using such Product per se.  A representative list of the Isis ASO Compound Patent Rights as of the Effective Date is attached to this Agreement as Schedule A.

1.1-3

“Isis Core Technology Patent Rights” means Patent Rights Controlled by Isis on or after the Effective Date that Cover the practice of Isis Standard Chemistry including Patent Rights that Cover chemistries, motifs (patterns of arranging the chemical building blocks of an antisense oligonucleotides) and/or cellular mechanism of action by which an oligonucleotide promotes RNA cleavage. A representative list of the Isis Core Technology Patent Rights that exist as of the of this Agreement are listed in Schedule C.

“Isis Know-How” means all Know-How that is either (i) Controlled by Isis as of the Effective Date or (ii) that becomes Controlled by Isis after the Effective Date that is reasonably necessary or useful for research, development, manufacture, use and sale of Products.

“Isis Manufacturing Patent Rights” means Patent Rights Controlled by Isis on or after the Effective Date that Cover the practice of the Isis Standard Chemistry Manufacturing Process.  The Isis Manufacturing Patent Rights as of the date of this Agreement are listed in Schedule B.

“Isis Patent Rights” means the Isis Core Technology Patent Rights, the Isis Manufacturing Patent Rights and Isis ASO Compound Patent Rights.  To the extent Isis Controls Patent Rights as of the Effective Date other than the Isis Manufacturing Patents, Isis Core Technology Patent Rights, and the Isis ASO Compound Patent Rights, and such Patent Rights would Cover a Product, such Patent Rights will be included in the definition of Isis Patent Rights automatically if they can be licensed to Lilly with no obligation (financial or otherwise) to any Third Party with respect to a Product.  To the extent Isis Controls Patent Rights as of the Effective Date, other than the Isis Manufacturing Patent Rights, the Isis Core Technology Patent Rights and Isis ASO Compound Patent Rights that would Cover a Lilly ASO Product, and such Patent Rights were acquired by Isis from a Third Party and/or Isis has obligations (financial or otherwise) to a Third Party in connection with the practice of such Patent Rights, such Patent Rights will only be included in the definition of Isis Patent Rights if Isis and Lilly negotiate an agreement to license such Patent Rights which includes (1) the assumption by Lilly of all financial obligations of Isis arising from the grant to Lilly and the practice by Lilly, its Affiliates of Sublicensees, of the Patent Rights, (2) the compensation of an appropriate portion of any acquisition costs incurred by Isis in connection with obtaining Control of such Patent Rights, and (3) an agreement by Lilly to abide by all of the terms of the agreement under which Isis has obtained Control of such Patent Right.  For purposes of determining whether a royalty is payable under Section 4.4 Isis Patent Rights will include any Patent Right assigned to Lilly under Section 7.2.

“Isis Standard Chemistry” means “2´MOE Gapmers” or an antisense phosphothioate oligonucleotide of [***] nucleotides wherein all of the backbone linkages are modified by adding a sulfur at the non-bridging oxygen (phosphorothioate) and a stretch of at least [***] consecutive nucleotides remain unmodified (deoxy sugars) and the remaining nucleotides contain an O´-methyl O´-ethyl substitution at the 2´ position (MOE).

“Isis Standard Chemistry Manufacturing Process” means the manufacturing process as of the [***], represented by the batch record for Isis [***].  Manufacturing for this purpose includes [***].

“Isis Technology” means Isis Know-How and Isis Patent Rights.

1.1-4

“Know-How” means all tangible or intangible know-how, inventions (whether patentable or not), discoveries, processes, formulas, data, clinical and preclinical results, non-patented inventions, trade secrets, and any physical, chemical, or biological material or any replication of any such material in whole or in part.

“[***] Market Type(s)” means any of [***]

“License Option Agreement” has the meaning set forth in Recital C.

“Major Market Country” means the [***].

“NDA” means a new drug application or other application filed with the FDA to obtain approval for marketing a Product in the United States, or any future equivalent process.

“Net Royalty” means the effective royalty rate payable to a Party hereunder determined by subtracting from the actual royalty rate set forth in Section 4.4 hereof the royalty that such Party is required to pay to a Third Party licensor, including, without limitation, under the [***] Agreement or the [***] Agreement.

“Net Sales” means, with respect to a Product, the gross amount invoiced by a Party, its Affiliates or Sublicensees thereof to unrelated Third Parties, excluding any Sublicensee, for the Product, less:

(a)           Trade, quantity and cash discounts allowed;

(b)           Commissions, discounts, refunds, rebates, chargebacks, retroactive price adjustments, and any other allowances which effectively reduce the net selling price;

(c)           Product returns and allowances;

(d)           That portion of the value associated with the cost of the drug delivery systems;

(e)           Any tax imposed on the production, sale, delivery or use of the Product, including, without limitation, sales, use, excise or value added taxes;

(f)            Allowance for distribution expenses; and

(g)           Any other similar and customary deductions.

Net Sales will be calculated in U.S. Dollars.  Such amounts will be determined from the books and records of a Party, its Affiliate or Sublicensee, maintained in accordance with U.S. Generally Accepted Accounting Principles or, in the case of Sublicensees, such similar accounting principles, consistently applied.  Each Party further agrees in determining such amounts, it will use its then current standard procedures and methodology, including its then current standard exchange rate methodology for the translation of foreign currency sales into U.S. Dollars or, in the case of Sublicensees, such similar methodology, consistently applied.

Net Sales excludes:

1.1-5

(i)            The transfer of reasonable and customary quantities of free samples of Product(s) and the transfer of Product(s) as clinical trial materials, other than for subsequent resale;

(ii)           Sales or transfers of Product(s) among a Party and its Affiliates unless the receiving Party is the consumer or user of the Product(s); and

(ii)           Use by a Party or its Affiliates or Sublicensees of Product for any use connected with the securing of regulatory approval or validating of a manufacturing process or the obtaining of other necessary marketing approvals for Product (unless such Product is subsequently sold).

In the event that the Product(s) is sold as part of a Combination Product (where “Combination Product” means any pharmaceutical product which comprises the Product(s) and at least one other active compound(s) and/or ingredients), the Net Sales of the Product(s), for the purposes of determining royalty payments, will be determined by multiplying the Net Sales of Combination Product (as defined in the standard Net Sales definition) by the fraction, A / (A+B) where A is the weighted average sale price of the Product(s) when sold separately in finished form, and B is the weighted average sale price of the other product(s) sold separately in finished form.

In the event that the weighted average sale price of the Product(s) can be determined but the weighted average sale price of the other product(s) cannot be determined, Net Sales for purposes of determining royalty payments will be calculated by multiplying the Net Sales of the Combination Product by the fraction A / C where A is the weighted average sale price of the Product(s) when sold separately in finished form and C is the weighted average selling price of the Combination Product.  In the event that the weighted average sale price of the other product(s) can be determined but the weighted average sale price of the Product cannot be determined, Net Sales for purposes of determining royalty payments will be calculated by multiplying the Net Sales of the Combination Product by the following formula:  one (1) minus B / C where B is the weighted average sale price of the other product(s) when sold separately in finished form and C is the weighted average selling price of the Combination Product.  In the event that the weighted average sale price of both the Product(s) and the other product(s) in the Combination Product cannot be determined, the Parties will attempt to agree on an appropriate weighted average sale price of both the Product(s) and the other product(s) in the Combination Product, and lacking such agreement the Net Sales of the Product(s) will be deemed to be equal to fifty percent (50%) of the Net Sales of the Combination Product.

The weighted average sale price for a Product, other product(s), or Combination Product will be calculated once each Calendar Year and such price will be used during all applicable royalty reporting periods for the entire Calendar Year.  When determining the weighted average sale price of a Product, other product(s), or Combination Product, the weighted average sale price will be calculated by dividing the sales dollars (translated into U.S. Dollars) by the units of active ingredient sold during the twelve (12) months (or the number of months sold in a partial Calendar Year) for the respective Product(s), other product(s), or Combination Product.  In the initial Calendar Year, a forecasted weighted average sale price will be used for Product(s), other product(s), or Combination Product.  Any over or under payment due to a difference between

1.1-6

forecasted and actual weighted average sale prices will be paid or credited in the first royalty payment of the following Calendar Year.

“[***] Agreement” means that certain agreement between [***] effective [***] and all amendments thereto.

“Option Exercise Date” has the meaning set forth in Recital D.

“Patent Rights” means: (a) patent applications (including provisional applications and applications for certificates of invention); (b) any patents issuing from such patent applications (including certificates of invention); (c) all patents and patent applications based on, corresponding to, or claiming the priority date(s) of any of the foregoing; (d) any reissues, substitutions, confirmations, registrations, validations, re-examinations, additions, continuations, continued prosecutions, continuations-in-part, or divisions of or to any of the foregoing; and (e) term extension or other governmental action which provide exclusive rights beyond the original patent expiration date.

“Phase II Study” means a human clinical trial conducted on a series of patients with the same type of cancer, in each case where the protocol for such phase II study was approved by the applicable Institutional Review Board.

“Phase III Study Initiation” means the dosing of the first patient in the first human clinical trial conducted in patients and designed to establish Product safety and efficacy and required to obtain clinical registration of a product with health regulatory authorities such as the FDA.

“Product” means any preparation in final form for sale by prescription, over-the-counter or any other method for any indication, including human or animal use, which contains an eIF-4E Compound.

“Registration” means (a) in the United States, approval by the FDA of an NDA, or similar application for marketing approval, and satisfaction of any related applicable FDA registration and notification requirements (if any), and (b) in any Major Market Country other than the United States, approval by regulatory authorities having jurisdiction over such country of a single application or set of applications comparable to an NDA and satisfaction of any related applicable regulatory and notification requirements, if any, together with any other approval necessary to make and sell pharmaceuticals and medical devices commercially in such country.

“Registration Submission” means (a) in the United States, acceptance by the FDA of the filing of an NDA, or similar application for marketing approval, for the Product, and (b) in any Major Market Country other than the United States, the filing with the applicable Regulatory Authorities having jurisdiction over such country of a single application or set of applications comparable to an NDA for the Product.

“RNAi Compound” means [***]

“[***] Market Types” means any [***] that are not [***] Market Types.

1.1-7

“Sublicensees” means any Third Party to which Lilly or any of its Affiliates or Isis or any of its Affiliates grants any right to manufacture, market and sell a Product.  A Third Party who is granted only the right to sell a Product (such as a wholesaler) will not be considered a Sublicensee.

“Territory” means the entire world.

“Third Party” means any Party other than Isis or Lilly and their respective Affiliates.

“Upstream Licenses” means those Third Party licenses or sublicenses listed on Schedule     .

“Valid Claim” means any claim in an issued and unexpired patent which has not been held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction following exhaustion of all possible appeal processes and which has not been admitted to be invalid or unenforceable through reissue, reexamination or disclaimer, or otherwise.

1.1-8

SCHEDULE A

ISIS ASO COMPOUND PATENT RIGHTS AS OF THE EFFECTIVE DATE

SCHEDULE B

ISIS MANUFACTURING PATENT RIGHTS AS OF THE EFFECTIVE DATE

SCHEDULE C

ISIS CORE TECHNOLOGY PATENT RIGHTS AS OF THE EFFECTIVE DATE